THE COMMERCE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Growth Fund

Value Fund

MidCap Growth Fund

Bond Fund

Short-Term Government Fund

National Tax-Free Intermediate Bond Fund

Missouri Tax-Free Intermediate Bond Fund

Kansas Tax-Free Intermediate Bond Fund

(each, a “Fund” and collectively, the “Funds”)

March 1, 2009

This Statement of Additional Information is not a prospectus. It is meant to be read in conjunction with The Commerce Funds’ Prospectus dated March 1, 2009. Because this Statement of Additional Information is not itself a prospectus, no investment in the Funds should be made solely upon the information contained herein. Copies of the prospectus, as well as the Funds’ Annual Report, may be obtained upon request and without charge by calling 1-800-995-6365. The financial statements and report thereon by the Funds’ independent registered public accounting firm included in the Funds’ Annual Report for the fiscal period ended October 31, 2008 have been incorporated by reference into this Statement of Additional Information in the section entitled “Financial Statements.” No other part of the Funds’ Annual Report is incorporated by reference.

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TABLE OF CONTENTS

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OVERVIEW OF THE COMMERCE FUNDS

The Commerce Funds (sometimes hereinafter referred to as the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Commerce Funds is a Delaware statutory trust, which was organized on February 7, 1994.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The following policies supplement the discussion of the Funds’ investment objectives and policies as set forth in the prospectus. Investment methods described in this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

The Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund are non-diversified series of the Trust under the 1940 Act, although they are subject to certain federal tax diversification requirements. Under these requirements, with respect to 50% of their assets, the Funds are permitted to invest up to 25% of their assets in the obligations of a single issuer. With respect to the remaining 50% of each Fund’s total assets, (i) the Funds may not invest more than 5% of their total assets in any one issuer, and (ii) the Funds may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Internal Revenue Code (the “Code”). These tests do not apply to investments in U.S. Government securities and regulated investment companies. The other Funds of the Trust are diversified.

Throughout this SAI, the National Tax-Free Intermediate Bond Fund, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, each a “Tax-Free Fund,” will be collectively referred to as the “Tax-Free Funds.”

The following are descriptions of certain securities and transactions that supplement the Funds’ investment objectives and policies discussed in the prospectus.

Convertible Securities

The Growth, Value, MidCap Growth and Bond Funds may invest in convertible securities, including bonds, notes and preferred stock that may be converted into common stock either at a stated price or within a specified period of time. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in the corporate capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities, Commerce Investment Advisors, Inc. (the “Adviser” or “Commerce”) will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities, the interest or dividend income generated by the securities, the potential for capital appreciation of the securities and the underlying stocks, the prices of the securities relative to other comparable securities and to the underlying stocks, whether the securities are entitled to the benefits of sinking funds or other protective conditions, the issuer diversification of a Fund and whether the securities are rated by Moody’s Investor’s Service (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or another nationally recognized statistical rating organization (“NRSRO”) and, if so, the ratings assigned.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possible greater than, those associated with traditional convertible securities.

Custodial Receipts and Trust Certificates

Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Custodial receipts and/or trust certificates programs include HOLDRS, Morgan Stanley TRACERS and Lehman Brothers TRAINS.

Each Fund may invest up to 5% of its net assets in trust issued receipts, known as HOLDRs, as well as other similar programs. The sole assets of each HOLDRs trust are shares (“Underlying Shares”) of common stock issued by specified companies in a particular industry. All Underlying Shares are registered under Section 12 of the Securities Exchange Act of 1934 and are listed on a U.S. national securities exchange or traded on the Nasdaq National Market System. Each HOLDRs represents the owner’s undivided beneficial ownership in the Underlying Shares. HOLDRs involve risks similar to the risks of investing in Underlying Shares. The Funds’ investment will decline in value if the Underlying Shares decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk as a result of exposure to concentrated investments.

Morgan Stanley TRACERs (Traded Custody Receipts) are custody receipts and Lehman Brothers TRAINs (Targeted Return Index Securities Trust) are trust certificates that represent an individual beneficial ownership in certain pools of corporate debt securities. Neither TRACERs nor TRAINs are registered under the Securities Act of 1933, as amended (the “1933 Act”) and therefore may only be purchased by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Typically, a sponsor will deposit a specified amount of securities with a custodian in exchange for custody receipts or trust certificates evidencing those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool, and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of the underlying securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may redeem the receipt or certificate and receive the underlying securities represented by the custody receipt of trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market and may be subject to credit risk of the sponsoring entity.

Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Debt Obligations

Each of the Funds may invest in debt securities, consistent with their investment objectives and strategies. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

FDIC Temporary Liquidity Guarantee Program. Consistent with a Fund’s investment objective and investment strategies, certain Funds may purchase debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program (the “FDIC Program”). Pursuant to the FDIC Program, the FDIC will guarantee new senior unsecured debt issued by eligible financial institutions, including FDIC-insured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies. The guarantee will cover all new senior unsecured debt, including commercial paper, issued by these entities on or before June 30, 2009. The guarantee will extend only until June 30, 2012, even if the debt has not then matured. These debt securities are guaranteed by the FDIC and are backed by the full faith and credit of the United States. If the issuer fails to pay interest or principal when due, the FDIC will pay the holders of these debt securities the unpaid, then due amount of interest or principal. Under the FDIC Program, there is no designated period within which the FDIC is required to make the guarantee payments after it receives the required written demand. As a result, if the FDIC is required to make such payments, payments could be paid at a time that is significantly later than the date that the payment is otherwise due under the terms of the debt securities. The FDIC Program is a new program, and was enacted under final rules that the FDIC adopted effective November 21, 2008. To date, no claims have been made or paid under the FDIC Program, and the FDIC’s procedures under the program have not yet been fully documented. The rules governing the FDIC Program may be amended, and are subject to evolving interpretation by the FDIC. As a result, a Fund’s ability to obtain payment on the debt securities under the FDIC’s guarantee is subject to rules, interpretations, procedures, and practices of the FDIC that could be changed at any time in the future. Any developments of this kind may be adverse to the Funds. The determination by the FDIC on any matter relating to the FDIC claims process will be a final administrative determination, which will be final and binding on all concerned, including the Funds. The Funds will have the right to challenge the FDIC’s determination only by commencing an action in federal court within 60 days after the FDIC makes its determination.

Inflation-Indexed Securities. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. Government, agencies and instrumentalities of the U.S. Government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Inflation — a general rise in prices of goods and services — erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Investors should be conscious of both the nominal and real returns of their investments. Investors in funds holding inflation-indexed securities who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareowners).

Depositary Receipts

Depositary receipts, including American Depositary Receipts (“ADRS”), are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depositary.” The Growth, Value, MidCap Growth and Bond Funds may invest in ADRs, subject to their respective limitations on investments in foreign investments discussed below. ADRs are receipts issued by a U.S. financial institution, such as a bank or trust company, evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in U.S. dollars while the securities underlying an ADR are normally denominated in a foreign currency. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets.

While sponsored and unsponsored depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. A non-sponsored depositary may not be required to disclose material information that a sponsored depositary would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Unlike unsponsored depository receipts, depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. Most ADRs are sponsored.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Foreign Investments

The Value, Growth, MidCap Growth and Bond Funds may invest up to 10%, 10%, 10% and 20%, respectively, of their total assets in securities issued by foreign issuers, including ADRs (together, “Foreign Securities”). ADRs are discussed above under “Depositary Receipts.” In considering whether to invest in Foreign Securities, the Adviser will consider such factors as the characteristics of the particular issuer, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the issuer is located.

Investment in Foreign Securities involves special risks including market risk, foreign currency risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States. Market risk involves the possibility that stock prices will decline over short or extended periods. Stock markets tend to be cyclical, with alternate periods of generally rising and generally declining prices. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a Foreign Security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in Foreign Securities, which are in addition to the usual risks inherent in domestic investments. Investment in Foreign Securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability. Future political and economic developments, the possible imposition of withholding taxes, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

The Bond Fund may invest up to 20% of its total assets in foreign debt and in the securities of foreign governments. The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. To the extent that a Fund is fully invested in Foreign Securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds investing in Foreign Securities are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries. The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to noneuro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by certain Funds.

Futures Contracts and Options on Futures Contracts

The Growth, Value, MidCap Growth, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable) for hedging purposes or to seek to increase total return.

A Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, if a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. When a Fund uses futures for hedging purposes, the Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire). A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Funds will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and may require the Funds to segregate cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between a Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on specific fixed-income securities are not available. The profitability of a Fund’s trading in futures depends upon the ability of the Adviser to analyze correctly the futures markets.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

A Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of the total assets of the Fund.

High Yield Securities

Fixed income and convertible securities purchased by the Bond Fund and the National Tax-Free Intermediate Bond Fund will generally be rated investment grade. However, if a security held by these Funds undergoes a rating revision, the Funds may continue to hold the security if the Adviser determines that retention of the security is in the best interest of shareholders subject to the limits described in the Funds’ prospectus. To the extent consistent with their investment objectives and policies, the other Funds may also purchase high yield securities. High yield fixed income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO).

High yield fixed income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Hybrid Instruments

Each Fund may invest in hybrid instruments to the extent consistent with its investment objectives and strategies. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or depositary instruments (hereinafter “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate or receipt, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand of the Underlying Assets and interest rate movements. At various times Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, including securities having legal or contractual restrictions on resale or no readily available market

(including repurchase agreements, variable and floating rate instruments and time deposits with notice/termination dates in excess of seven days, stripped mortgage-backed securities (“SMBS”) issued by private issuers, interest rate and currency swaps and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act.

If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. A Fund’s investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Interest Rate Swaps, Equity Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Interest Rate Floors and Caps, Collars and Options on Swaps

The Growth, Value and MidCap Growth Funds and, to the extent consistent with their investment objectives and strategies, each of the other Funds may each enter into equity swap contracts. Equity swap contracts permit the Funds to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

To the extent that a Fund enters into equity swaps, it will do so on a net basis. This means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its terms. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ potential exposure, the Funds and the Adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into equity swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

In order to hedge against fluctuations in interest rates, the Short-Term Government, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may enter into interest rate and mortgage swaps, interest rate caps, floors and collars, and may also purchase and write (sell) options contracts on swaps, commonly referred to as “Swaptions.” The Bond Fund may enter into credit and total return swaps both for hedging purposes and to seek to increase total return.

A Fund typically uses interest rate and mortgage swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio securities. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. A Fund may also enter into swap transactions to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. As examples, interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

To the extent that a Fund’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Funds and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Funds will not enter into any interest rate, total return, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings.

The use of interest rate, mortgage, credit and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality and interest rates the investment performance of a Fund would be less favorable than it would have been if these investment instruments were not used.

Investment Companies

Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Other investment companies include all types of exchange traded funds (“ETFs”). Each Fund currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Adviser, or any affiliate of Commerce Bancshares, Inc. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds. The foregoing exemption, however, applies only to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

Investments by the Funds in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Funds’ investments in ETFs. These policies and procedures require, among other things, that (i) the Adviser conducts the Funds’ investment in ETFs without regard to any consideration received by the Funds or any of their affiliated persons and (ii) the Adviser certifies to the Board quarterly that it has not received any consideration in connection with an investment by the Funds in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Adviser.

As a shareowner of another investment company, a Fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

ETFs are shares issued by investment companies that are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional open-end mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

ETF shares are not individually redeemable, except upon termination of the ETF. To redeem, an investor must accumulate enough ETF shares to reconstitute a creation unit. Upon redemption of a creation unit, an investor will receive index securities underlying the ETF and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day.

The price of an ETF’s shares is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETFs generally is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Funds could result in losses on ETFs.

Lending Securities

Although no Fund currently plans to do so, each Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to at least the market value of the securities loaned. Collateral for securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards defined as “money market instruments” below in “Temporary Investments.” When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 33 1/3% of the value of a Fund’s total assets (including the value of the collateral received for the loan). There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Loan Participations

The Bond Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by the Bond Fund, may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Bond Fund acts as co-lender in connection with a participation interest or when the Fund acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and loan participations purchased by the Fund will normally be regarded as illiquid.

For purposes of certain investment limitations pertaining to diversification of the Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Bond Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

Mortgage Dollar Rolls

The Bond and Short-Term Government Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the case proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

Mortgage-Related and Asset-Backed Securities

The Bond and Short-Term Government Funds may invest 80% and 100%, respectively, of their total assets in mortgage-related securities and the Bond Fund may invest 80% of its total assets in asset-backed securities that are secured by entities such as the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

General Characteristics. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in Mortgage-Backed Securities, its Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is, however, the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the mortgage-backed securities that were prepaid. Due to these factors, mortgage-backed securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because the Funds’ investments are interest-rate sensitive, each Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-backed securities and other multiple class pass-through securities, which are discussed below.

The rate of interest on mortgage-backed securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as the Government National Mortgage Association (“Ginnie Mae”), and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit (“REMIC”), which is subject to special federal income tax rules. A description of the types of mortgage-backed securities in which the Funds may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for the Funds.

Adjustable Rate Mortgage Loans (“ARMs”). The Bond and Short-Term Government Funds may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders.

ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities that are structured as pass through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Accordingly,

ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund that holds ARMs and, therefore, in the net asset value of its shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in a mortgage pool (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Bond and Short-Term Government Funds may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds’ investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds’ receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions,

difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

6.	Recent Governmental Action and Proposed Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted. Any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by any Fund, and could adversely affect the yields on the Mortgage-Backed Securities owned by the Funds. Proposed federal legislation would, if enacted, permit borrowers in bankruptcy to restructure residential mortgage loans secured by their primary residences. Bankruptcy courts could, if this legislation is enacted, reduce the amount of the principal balance of a residential mortgage loan that is secured by a lien on the residential mortgaged property, reduce the interest rate, extend the term to maturity or otherwise modify the terms of a bankrupt borrower’s residential mortgage loan. As a result, the value of, and the cash flows in respect of, the Mortgage-Backed Securities collateralized by these residential mortgage loans may be adversely impacted, and, as a consequence, any Fund’s investment in such Mortgage-Backed Securities could be adversely impacted. Other proposed federal legislation or programs could require or encourage servicers to modify residential mortgage loan terms specifically by reducing mortgage debt which would, in turn, allow the mortgage borrower to refinance into a government sponsored mortgage origination program. Other legislative or regulatory action could include limitations on upward adjustment of residential mortgage loan interest rates, insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements, and other actions, each of which may have the effect of reducing returns to the Funds which have invested in Mortgage-Backed Securities collateralized by these residential mortgage loans.

Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Bond and Short-Term Government Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

A Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship Fannie Mae and Freddie Mac that issue guaranteed Mortgage-Backed Securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the Funds’ liquidity and value.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented and there is no way to predict its results on the securities markets or the funds. However, it is very likely that default by the United States would result in losses to the funds.

Recent Events Related to Freddie Mac and Fannie Mae. The value of Fannie Mae and Freddie Mac’s securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that Fannie Mae and Freddie Mac could purchase in certain residential areas and, until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock. The extreme and unprecedented volatility and disruption currently impacting the capital and credit markets have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The Treasury has also (i) established a new secured lending credit facility which will be available to Freddie Mac, Fannie Mae, and the Federal Home Loan Banks, which is intended to serve as a liquidity backstop, and which will be available until December 2009; and (iii) initiated a temporary program to purchase residential mortgage-backed securities issued by Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by the Funds.

Guaranteed Mortgage Pass-Through Securities.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae.

Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Recent Events Related to Freddie Mac and Fannie Mae” on page 28.

Freddie Mac Certificates. Freddie Mac is a publicly held U.S. government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Recent Events Related to Freddie Mac and Fannie Mae.”

The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Mortgage Pass-Through Securities. To the extent consistent with their investment policies, the Bond and Short-Term Government Funds may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities (“CMBS”) are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS Securities. Certain of the mortgage loans underlying CMBS Securities constituting part of the collateral interests may be delinquent, in default or in foreclosure.

Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estates tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.

CMBS held by a Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.

Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. The Bond and Short-Term Government Funds may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or, to the extent consistent with a Fund’s investment policies, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Recent Events Related to Freddie Mac and Fannie Mae” on page 28.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Stripped Mortgage-Backed Securities. The Bond and Short-Term Government Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or, to the extent consistent with a Fund’s investment policies, non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only or “PO”), from a pool of mortgage loans. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund’s limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund’s investment in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Privately Issued Mortgage-Backed Securities. The Bond and Short-Term Government Funds may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-backed securities (which may include certain of the Mortgage-Backed Securities in which certain of the Funds may have invested or may in the future be vested) and may continue to do so in the future. In the event that any Mortgage-Backed Security held by a Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Fund invested in such security may consequently experience losses in respect of such Mortgage-Backed Security.

Credit Enhancement. Mortgage pools credited by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments. Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Recent Events Relating to the Mortgage-Backed Securities Market and the Overall Economy. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the Mortgage-Backed Securities held by certain of the Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the Mortgage-Backed Securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such Mortgage-Backed Securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such Mortgage-Backed Securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on Mortgage-Baked Securities, thereby resulting in a decrease in value of such Mortgage-Backed Securities, including the Mortgage-Backed Securities owned by the Funds.

The U.S. Government, the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis. The impact such actions could have on any of the Mortgage-Backed Securities held by the Funds is unknown.

Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the Mortgage-Backed Securities in which the Funds may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, in recent months housing prices and appraisal values in many states have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on mortgage-backed securities generally (including the mortgage-backed securities that certain of the Funds may invest in as described above).

The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which a Fund investing in such Mortgage-Backed Securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for Mortgage-Backed Securities continue to widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the Mortgage-Backed Securities in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the Mortgage-Backed Securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed Securities that are owned by a Fund may experience further declines after they are purchased by such Fund.

Asset-Backed Securities. The Bond Fund may purchase asset-backed securities issued by either governmental or non-governmental entities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of a private issuer is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. The Fund may also invest in other types of asset-backed securities that may be available in the future.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected payments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates. Furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of a shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (e.g., credit card and automobile loan receivables as opposed to real estate mortgages). Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries of repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities for the Fund. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above under “Illiquid Securities.”

Municipal Obligations

The Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may invest in Municipal Obligations. The Bond Fund may invest up to 20% of its total assets in such securities. The Tax-Free Funds may invest in Municipal Obligations without limit, subject to their investment limitations. Municipal

Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

The two principal classifications of Municipal Obligations are “general obligation” and “revenue” issues; the Funds described above may also purchase “moral obligation” issues, which are normally issued by special purpose authorities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term “Municipal Obligations” if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

The Bond Fund may, when deemed appropriate by the Adviser in light of the Fund’s investment objective and strategies, invest in obligations issued by state and local governmental issuers. Dividends that are derived from the interest on Municipal Obligations generally would not be taxable to the Fund’s shareowners for federal income tax purposes.

Although the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds will invest most of their assets, under normal circumstances, in intermediate-term Municipal Obligations, the Funds may also purchase short-term project notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. The Trust cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations or, with respect to the Missouri Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Missouri Legislature relating to the status of the Missouri income tax on interest on Missouri Municipal Obligations or, with respect to the Kansas Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Kansas Legislature relating to the status of the Kansas income tax on interest on Kansas Municipal Obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of Missouri or Kansas Municipal Obligations for investment by a particular Fund and the liquidity and value of its respective portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Litigation and Current Developments. Most states do not grant tax-free treatment to interest on state and municipal securities of other states. The right of a state to exempt from taxation interest on its own state and local obligations while taxing the interest on out-of-state municipal securities was affirmed by the U.S. Supreme Court in Kentucky v. Davis, decided May 19, 2008. A state court in Kentucky had previously ruled that the Kentucky state income tax law, which exempts only interest on bonds from in-state government entities, violates the Commercial Clause of the U.S. Constitution, by discriminating against other states’ municipal bonds. The U.S. Supreme Court reversed the lower court’s decision and held that the Kentucky state income tax law did not violate the Commerce Clause of the U.S. Constitution. In so holding, however, the Supreme Court declined to address whether the in-state exemption for private activity bonds violates the Commerce Clause, leaving for future courts to consider any claim that differential treatment of interest on private-activity bonds should be evaluated differently from the treatment of municipal bond interest generally.

Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Securities in the same manner.

Municipal Leases and Certificates of Participation. Municipal leases and certificates of participation are Forms of Municipal Obligations. A municipal lease is an obligation in the form of a lease or installment purchase, which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored by the Adviser on an ongoing basis.

Certificates of Participation represent undivided proportional interests in municipal leases. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of Municipal Obligations. Moreover, if a certificate of participation is called a Fund may have to invest the proceeds in lower yielding securities.

Tax Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Notes. Municipal Obligations in the form of municipal notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, and use and business taxes and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Obligations. Prerefunded Municipal Obligations are instruments in which the principal of and interest on such instruments are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Obligations. Issuers of Municipal Obligations use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Obligations. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Obligations remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Obligations are usually purchased at a price that represents a premium over their face value.

Private Activity Bonds. Industrial development bonds (and referred to under current tax law as private activity bonds) are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues. A Tax-Free Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas a Taxable Fund’s distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

Tender Option Bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. Tender Option Bonds are typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of a Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax-Free Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the “IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that a Tax-Free Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. The federal income tax treatment of certain aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax-Free Funds intend to manage their portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. The Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may invest in auction rate securities. Auction rate securities include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. In certain recent market environments, auction failures have been more prevalent, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. A Fund will take the time remaining until the next scheduled auction date into account for purpose of determining the securities’ duration.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code of 1986, as amended (the “Code”).

A Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

Insurance. The Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may invest in “insured” tax exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. Insurance policies will usually be obtained by the issuer of a Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. The insurance entitles a Fund to receive only par or face value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Obligation or the value of the shares of the Fund and will not protect against market fluctuations caused by changes in interest rates and other factors. The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may, from time to time, invest more than 50% of their assets in Municipal Obligations covered by insurance policies.

The Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non cancelable and continue in force as long as the bonds are outstanding.

A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody’s or Standard & Poor’s, or if unrated, determined by the Adviser to be of comparable quality.

If a bond’s insurer or provider of other credit enhancement fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance or other credit enhancements do not protect a Fund or its shareholders from losses caused by declines in a bond’s market value. A single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities credit enhanced by the same provider may increase the adverse effects on a Fund that are likely to result from a downgrade of, or default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect that Fund, as it may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund’s portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its portfolio securities.

Tobacco Settlement Revenue Bonds. The Tax-Free Funds may each invest a portion of their assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are municipal obligations that are backed entirely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments, is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Options Trading

Each of the Funds may purchase put and call options and may write covered call and covered put options on any securities in which it may invest or options on any securities index consisting of securities in which it may invest, which will be listed on a national securities exchange and issued by the Options Clearing Corporation. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased on any securities in which it may invest or options on any securities index consisting of securities in which it may invest. The aggregate value of securities subject to options written by the Tax-Free Funds will not exceed 5% of the respective Fund’s net assets. The Funds (except the Tax-Free Funds) may also, to the extent it invests in foreign securities, purchase put and call options on foreign securities. The aggregate value of securities subject to options written by the Short-Term Government, Bond, Growth, Value and MidCap Growth Funds will not exceed 25% of the respective Fund’s net assets. Notwithstanding the foregoing, a Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction, the aggregate amount of premiums paid for put options and the amount of margin deposits on existing futures positions do not exceed 5% of the total assets of a Fund.

Writing Covered Options. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A put option is also covered if a Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Each Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. The Funds may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.

The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Purchasing Options. A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Writing and Purchasing Currency Call and Put Options. Each Fund, except the Tax-Free Funds, may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These Funds may also use options on currency to cross hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

A call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value.

A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

The Funds (other than the Tax-Free Funds) may purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The Funds (other than the Tax-Free Funds) may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

In addition to using options for the hedging purposes described above, the Funds (other than the Tax-Free Funds) may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

The Funds (other than the Tax-Free Funds) may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Funds for the purpose of benefiting from a decline in the value of currencies which they do not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Funds would realize either no gain or a loss on the purchase of the put option.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by a Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over the counter, and established trading markets for these options may not exist.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.

Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients or the Funds’ Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Preferred Securities

The Growth, Value and MidCap Growth Funds and, to the extent consistent with their investment objective and strategies, each of the other Funds may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Portfolio Turnover

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average market value of the portfolio securities. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Fund turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Fund turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. Higher portfolio turnover rates could hinder performance due to higher expenses and increased taxes realized by a Fund.

Ratings of Securities

Investment-grade obligations are those rated at the time of purchase AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody’s or which are similarly rated by another NRSRO (including Fitch Ratings (“Fitch”)) or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Up to 25% of the Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds’ net assets may be invested in unrated obligations deemed by the Adviser to be comparable in quality to investment-grade instruments. The National Tax-Free Intermediate Bond Fund may invest up to 10% of its total assets in such unrated securities. Obligations rated BBB by S&P, Baa by Moody’s or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories.

Subsequent to their purchase by the Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, a Fund’s portfolio securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment-grade securities. Up to 5% of the Bond Fund’s and Tax-Free Funds’ portfolio securities may represent securities downgraded below investment grade. The Adviser will consider such an event in determining whether the Fund should continue to hold the security.

The ratings of Moody’s, S&P and Fitch, as NRSROs, represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in conjunction with the particular Fund’s investment policy when determining whether the Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Attached to this Statement of Additional Information is Appendix A, which contains descriptions of the ratings used by NRSROs for securities in which the Funds may invest.

Real Estate Investment Trusts

The Value Fund may invest in shares of real estate investment trusts (“REITs”), consistent with its investment objectives and strategies. The Bond Fund may invest in debt securities issued by REITs. REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareowners provided they comply with certain requirements under the Internal Revenue Code (the “Code”). The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with a Fund’s Custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Adviser. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by a Fund may be delayed or limited.

The repurchase price under the repurchase agreements described in the Funds’ Annual Report generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds’

Custodian (or sub-Custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

Each Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution (such as a bank or broker-dealer) and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay on the repurchase date. A Fund will only enter into reverse repurchase agreements to avoid the need to sell its securities to meet redemption requests during unfavorable market conditions. As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund’s assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund’s debt and restore 300% asset coverage.

Rights Offerings and Warrants

The Value, Growth and MidCap Growth Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 10% of its net assets, taken at market value, in warrants. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.

Special Considerations Regarding Investment in Missouri Obligations

The following discussion highlights some of the more important economic and financial trends and considerations affecting Missouri Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Missouri, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. The Commerce Funds has not independently verified any of the information contained in such statements or other documents.

Missouri’s population was 5,911,605 on July 1, 2008 according to the Population Estimates Program, Population Division, U.S. Bureau of the Census, which represented an increase of 0.56% from the 2007 estimate and 5.65% from the 2000 decennial census of 5,595,211 inhabitants compared to the national average of 8.0% growth over the same ninety six month period. According to the 2000 census, St. Louis and the surrounding metropolitan area constituted the 18th largest Metropolitan Statistical Area (MSA) in the nation with approximately 2.6 million inhabitants, more than half of which were Missouri residents, St. Louis is located on the eastern boundary of the State on the Mississippi River and is a distribution center and an important site for banking and manufacturing activity. Anchoring the western boundary is Kansas City, which is Missouri’s second largest metropolitan area. According to the 2000 census, Kansas City was the 26th largest MSA nationally with approximately 1.77 million inhabitants, more than half of which were Missouri residents. Kansas City is a major agri-business center for the United States and is an important center for finance and industry. Springfield, St. Joseph, Joplin and Columbia are also important population and industrial centers in the State.

Missouri ranked twenty-first in personal income in 2007. Growth in personal income was 5.4% from 2006 to 2007, which slightly trailed the national growth rate for this period of 6.0%. Missouri’s $33,984 per capita personal income in 2007 ranked thirty-fourth and represented 88.1% of the national average per capita personal income of $38,564. Missouri’s seasonally adjusted payroll employment (preliminarily) stood at 2,780,500 at the end of November 2008, a decrease of 17,200 from December 2007. At the end of November 2008 and December 2007, the State unemployment rate was a seasonally-adjusted 6.7% and 5.3%, respectively. The national unemployment rate was 7.2% at the end of December 2008.

Various Missouri industries experienced job losses during Fiscal Year 2008, including retail and manufacturing. On February 6, 2008, department store operator Macy’s Inc. announced its plan to close its Macy’s Midwest divisional headquarters, formerly based in downtown St. Louis, resulting in the loss of 850 jobs. On December 8, 2008, the newly merged Anheuser-Busch InBev announced plans to cut 1,050 salaried workers in its beer-related divisions, based in St. Louis and Sunset Hills. These workers include engineers, information technology workers and other corporate positions. Also in connection with InBev’s November 2008 acquisition of Anheuser-Busch, approximately 1,000 employees accepted Anheuser-Busch InBev’s buyout and retirement offers. In total, it is estimated 40% of Anheuser-Bush’s St. Louis workforce of 6,000 has been eliminated.

On November 7, 2006, Missouri voters passed a new minimum wage law that increased the minimum wage in Missouri from $5.15 to $6.50. The new law went into effect on January 1, 2007 and requires the state minimum wage to adjust annually, based on changes in the Consumer Price Index. The Missouri minimum wage is $7.05, effective January 1, 2009. The new minimum wage law applies to Missouri retail or service businesses whose annual gross sales are more than $500,000. In 2007, 33,000 hourly-paid workers in Missouri had earnings at or below the prevailing federal minimum wage of $5.85, according to the U.S. Department of Labor’s Bureau of Labor Statistics (“USDOL”). The current minimum wage rate mandated by the USDOL (the federal minimum wage rate) is $6.55. The federal minimum wage rate will again increase on July 24, 2009, to $7.25 per hour. At that time, the federal rate will exceed Missouri’s rate, and that will become the minimum wage rate that Missouri employers are required to pay.

The major sectors of the State’s economy include agriculture, manufacturing, government, services and trade, transportation and utilities. Farming has traditionally played a dominant role in the economy and yielded a large portion of the State’s revenues. Although the concentration in farming remains above the national average, with increasing urbanization, significant income-generating activity has shifted from agriculture to manufacturing and services. Earnings and employment are distributed among the manufacturing, trade and service sectors in a close approximation of the average national distribution, thus lessening the State’s cyclical sensitivity to impact by any single sector. In 2008, services, including health care services, represented the single most significant non-agriculture economic activity (excluding government), with trade, transportation and utilities ranking second and manufacturing ranking third. As of November 2008, these three economic sectors accounted for approximately 72.0% of the State’s nonagricultural employment. Manufacturing, which accounts for approximately 10.21% of nonagricultural employment, is concentrated in industrial machinery, transportation equipment and other durable goods. From January 2008 to June 2008, Missouri lost approximately 5,200, or 1.77%, of its manufacturing jobs compared to a 1.53% loss in this sector nationally. Losses are continued to be expected, with some regionally significant manufacturing facilities, including those in the automotive assembly and related sectors, identified for closure or significant reductions before 2010.

National economic concerns could affect Missouri revenue collections for the rest of the current fiscal year, which ends June 30, 2009. To the extent that the economy suffers a recession, the manufacturing and service sectors, in particular, could be adversely affected.

Defense-related businesses play an important role in Missouri’s economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft production and defense-related businesses receive sizeable annual defense contract awards. In 2007 the Department of Defense awarded more than 89,162 contracts totaling $10.7 billion to Missouri vendors compared to $12.2 billion in 2006. It is impossible to determine what effect, if any, continued consolidation in the defense-related industries will have on the economy of the State.

Energy prices, interest rates and the value of the dollar are expected to continue to influence national and Missouri economic conditions. Higher energy prices or higher interest rates could exacerbate an economic slowdown. Higher interest rates and historically high fuel costs are of particular concern to the auto-producing centers of the Midwest where inventories are rising. Automobile sales have been slowing, with recent cutbacks in production. In September 2008, Chrysler LLC eliminated a shift at the North assembly plant in Fenton, which affected over 2,400 employees. In October 2008, Chrysler closed its South assembly plant, which assembled minivans, eliminating over 2,000 jobs. In addition, in December 2008, a union official announced that 1,537 employees at Fenton’s Chrysler plants decided to retire, or accept a buyout or early retirement offer from the automaker. Any additional loss of production operations currently conducted in Missouri may reduce employment in both automobile assembly and suppliers to the auto industry, which are both major sectors of the Missouri economy and could have a negative impact on the economy of the State.

Limitations on State debt and bond issues are contained in Article III, Section 37 of the Constitution of Missouri. Pursuant to this section, (1) the General Assembly may issue general obligation bonds solely to refund outstanding bonds (provided that the refunding bonds must mature within 25 years of issuance); (2) the General Assembly upon the recommendation of the Governor to incur a temporary liability by reason of unforeseen emergency or of casual deficiency in revenue, may issue bonds in an amount not to exceed $1 million for any one year (must be paid within 5 years of issuance); and (3) the General Assembly, or the people by initiative, may submit a proposition to incur temporary indebtedness greater than $1 million by reason of unforeseen emergency or of casual deficiency in revenue, and the bonds may be issued if approved by a majority of those voting (such bonds must be retired serially and by installment within 25 years of issuance). Before any bonds are issued pursuant to Section 37, the General Assembly must make provisions for the payment of principal and interest and may provide for an annual tax on all taxable property in an amount sufficient for that purpose.

Certain water pollution bonds, rural water and sewer bonds, storm water control bonds and State building bonds are also authorized pursuant to Section 37(b)-(h), inclusive. In 1971, Missouri voters approved a constitutional amendment providing for the issuance of $150 million of general obligation bonds for the protection of the environment through the control of water pollution. In 1979, voters approved a constitutional amendment authorizing an additional $200 million of State Water Pollution Control Bonds. In 1982, State voters approved a constitutional amendment authorizing the issuance of $600 million of Third State Building Bonds. Proceeds from the Third State Building Bonds are used to provide funds for improvement of State buildings and property, including education, mental health, parks, corrections and other State facilities, and for water, sewer, transportation, soil conservation and other economic development projects. In 1988, and as amended in 1998, Missouri voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $275 million for controlling water pollution and making improvements to drinking water systems. In 1994, state voters approved a constitutional amendment authorizing the issuance of $250 million Fourth State Building Bonds. Proceeds from the Fourth State Building Bonds fund the rebuilding of corrections institutions and institutions of higher education, land acquisition, construction or purchase of buildings, and planning, furnishing, equipping and landscaping such improvements and buildings. In 1998, voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $100 million for the purpose of providing rural water and sewer grants and loans, including grants for the establishment of water supply hook-ups in unincorporated areas of any county to water supplies. In 1998, voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate amount of $200 million for the purpose of providing funds for providing stormwater control plans, studies and projects in certain counties and cities. In 2008, voters approved a constitutional amendment, which limited permitted funds to only public water and sewer districts and, among other things, modified specific limitations on the use of such funding.

In November 2004, Missouri voters approved an amendment to the Missouri Constitution to redirect a portion of the motor vehicle sales tax from the general revenue fund to the State road fund, thereby allowing the State to direct additional funds toward enhancing Missouri’s road and bridge infrastructure (“Constitutional Amendment No. 3”). When Constitutional Amendment No. 3 projects are completed, without further authorization, the balance of state transportation funds will be substantially less, and related interest income will also decline. Only Constitutional Amendment No. 3 revenues are used to pay principal interest on Constitutional Amendment No. 3 debt. When the related bond proceeds are spent, the new Constitutional Amendment No. 3 revenues will be committed to repayment of principal and interest through Fiscal Year 2026.

Article III, Section 36 of the Constitution of Missouri requires that the General Assembly appropriate the annual principal and interest requirements for outstanding general obligation bonds before any other appropriations are made. Such amounts must be transferred from the General Revenue Fund to bond interest and sinking funds. Authorization for these transfers, as well as the actual payments of principal and interest, are provided in the first appropriation bill of each fiscal year.

In addition to general obligation bonds, the Missouri legislature has established numerous entities as bodies corporate and politic, which are authorized to issue bonds to carry out their corporate purposes.

At December 31, 2008, net general revenue collections in fiscal year-to-date 2009, were $3.72 billion, or 0.2% below fiscal year-to-date 2008 net general revenue collections and $11 million less than the previous high of $3.73 billion in the fiscal year-to-date 2007. In Fiscal Year 2008 net general revenue collections grew by 3.7% compared to Fiscal Year 2007, from $7.72 billion in Fiscal Year 2007 to $8.00 billion in Fiscal Year 2008. Fiscal Year 2009 revenues are expected to decline by 4.0%, with a consensus estimate for Fiscal Year 2009 of $7.69 billion. Given that Fiscal Year 2009’s general revenue appropriations exceeded the forecasted net general revenue collections even at the time the budget was adopted, this enormous decrease in anticipated funds has resulted in shortfalls for planned expenditures of more than $0.25 billion. In addition, growth in individual income tax receipts will be tempered by reduced consumer spending and corporate profit growth. Revenue is further expected to be reduced by use of tax credits from past capital investments. Sales and use tax collections are expected to decrease by 3.65% for Fiscal Year 2009, from $2.00 billion in Fiscal Year 2008 to an estimated $1.9 billion in Fiscal Year 2009.

Article X, Sections 16-24 of the Constitution of Missouri (the “Tax Limitation Amendment”) impose a limit on the amount of taxes and other revenue enhancement charges such as user fees which may be imposed by the State or a political subdivision in any fiscal year. This limit is tied to total State revenues for the fiscal year ended June 30, 1981, as defined in the Tax Limitation Amendment, and adjusted annually, in accordance with the formula set forth in the amendment. Under that formula, the revenue limit (the “Revenue Limit”) for any fixed year equals the product obtained by multiplying (i) the ratio of total state revenues in Fiscal Years 1980-1981 divided by the aggregate personal income received by persons in Missouri from all sources (“Personal Income of Missouri”) in calendar year 1979, times (ii) the Personal Income of Missouri in either the calendar year prior to the calendar year in which appropriations for the fiscal year for which the calculation is being made, or the average of Personal Income of Missouri in the previous three calendar years, whichever is greater. If the Revenue Limit is exceeded by 1% or more in any fiscal year, a refund of the excess revenues collected by the State is required. If the excess revenues collected are less than 1%, then the excess is not refunded but is transferred to the General Revenue Fund. The details of the Tax Limitation Amendment are complex and clarification from subsequent legislation and judicial decisions may be necessary for the Tax Limitation Amendment to be fully implemented. The Revenue Limit can be exceeded only if the General Assembly approves by a two-thirds vote of each house an emergency declaration as requested by the Governor. The Revenue Limit does not apply to taxes imposed for payment of principal and interest on bonds that have been approved by the voters, as authorized by the Missouri Constitution. In 1999, total state revenues exceeded the total state revenue limit by $98.9 million, the entire amount of which was refunded to Missouri taxpayers in calendar year 2000. In Fiscal Years 2000 – 2007, total state revenues did not exceed the total state revenue limit. Total state revenues for Fiscal Year 2007 were below the total state revenue limit by nearly $1.3 billion. The Missouri Office of Administration projects that total state revenues will not exceed the total state revenue limit in Fiscal Years 2009 or 2010.

In addition to the Revenue Limit, the General Assembly is prohibited without voter approval from increasing taxes or fees in any fiscal year that in total produces new annual revenues greater than $50 million, adjusted annually by the percentage change in the personal income of Missouri for the second previous fiscal year, or 1% of total state revenue for the previous fiscal year prior to the General Assembly action, whichever is less. The Tax Limitation Amendment could adversely affect the repayment capabilities of certain non-general obligation issues if payment is dependent upon increases in taxes or appropriations by the State’s General Assembly without voter approval.

Special Considerations Regarding Investment in Kansas Obligations

The following discussion highlights some of the more important economic and financial trends and considerations affecting Kansas Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Kansas, its agencies and instrumentalities, Certified Annual Financial Reports, State and industry trade publications, newspaper articles, other public documents relating to securities offerings of Kansas issuers, and other historically reliable sources, as available on the date of this Statement of Additional Information. The Commerce Funds have not independently verified any of the information contained in these statements or other documents. The funds make no representations or warranties regarding the completeness or accuracy of such information.

Because the Kansas Tax-Free Intermediate Bond Fund will concentrate its investments in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

Kansas ranks as the 14th largest state in terms of size with an area in excess of 82,000 square miles. According to the Population Division of the U.S. Census Bureau, the estimated population of Kansas was 2,802,134 on July l, 2008, which represented an increase of approximately 0.89% from the 2007 estimate, compared to an estimated national growth rate of 0.92% over the same 12-month period. According to the 2000 census, excluding Kansas City, which is contained in the Kansas City, Missouri Metropolitan Statistical Area (“MSA”), Wichita is the State’s largest metropolitan area, ranking as the 78th largest MSA nationally with approximately 545,220 inhabitants. Wichita is a major aircraft manufacturing center for the United States with the worldwide headquarters for Cessna Aircraft Company and Hawker Beechcraft as well as major manufacturing and assembly plants for Spirit AeroSystems and Bombardier Aerospace Learjet Inc. located in the city. According to the 2000 census, Topeka constituted the 185th largest MSA in the nation with approximately 169,871 inhabitants. As the State capital, Topeka has a high percentage of government employees, representing approximately 25% of the total employment base of the metropolitan area.

Personal income in Kansas (measured in current dollars) rose by an estimated 4.2% during calendar year 2008, which was slightly less than the national personal income growth of 4.3%. Personal income in Kansas (measured in current dollars) rose by an estimated 6.3% during calendar year 2007, which exceeded the national personal income growth of 6.0%. Per capita personal income in Kansas grew by 5.6% during calendar year 2007, exceeding the national per capita personal income growth rate of 5.0%. Nevertheless, the Kansas per capita personal income growth rate continues to lag behind the overall United States growth rate at 94.6% of the national average. Among all the states, Kansas ranked 32nd in personal income and 24th in per capita personal income in 2007. Personal income in Kansas is expected to grow at a rate of 3.2% in 2009, which is slightly faster than the national average of 2.9%.

From October 2007 to October 2008, employment in the goods producing industries decreased 0.4%, while employment in the services producing industries increased 0.8%. With respect to categories of employment within the goods producing industries, natural resources employment increased 6.6%, while manufacturing employment decreased 0.5% and construction employment decreased by 1.0%. With respect to categories of employment within the services producing industries, government employment increased 3.0%, information and professional and business services each increased 1.0%, education and health services increased 0.8% and leisure and hospitality services increased 0.1%. Employment in other services did not change statistically, while employment in financial activities decreased 0.7% and trade, transportation and utilities employment decreased 0.4%.

The average monthly unemployment rate in Kansas is expected to increase from 4.4% in 2008 to 4.7% in 2009, which is still significantly below the 7.3% unemployment rate forecast for the United States as a whole in 2009. The highest unemployment rate in Kansas occurred in 1982 (6.5%).

Growth in the State’s trade, services and manufacturing sectors has reduced the historical dominance of agriculture on the State economy. Nevertheless, Kansas’ agricultural sector is key to the State’s economy. Farm employment began the year below 2007 levels, but finished the year up 2.7% in 2008. Farm employment remains below 2005 levels.

Despite experiencing a downturn in manufacturing jobs over the past few years, the manufacturing industry accounts for more than 13% of the State’s total employment. In addition, almost 28% of all manufacturing jobs in Kansas are related to aircraft, automobile and related parts production. Thus, overall growth in the manufacturing sector will depend on the fortunes of the State’s aircraft and, to a lesser extent, automobile, manufacturers.

In the general aviation sector, deliveries of business jets have increased and are expected to gain momentum over the next decade according to Honeywell’s 2008 Business Aviation Outlook. The forecast predicts continued strong aviation sector growth through 2009, then sustained deliveries thereafter. Nevertheless, numerous positions in the aviation industry will be cut, primarily in Wichita, Kansas. Three of the major airplane producers, Boeing, Cessna Aircraft and Hawker Beechcraft, announced layoffs in 2008. Boeing will reduce employment by approximately 800 employees, while Cessna and Hawker Beechcraft each announced reductions of approximately 500 employees. 2009 announcements indicate that reductions to employment in the aviation industry will continue. On January 13, 2009, Cessna announced an additional reduction of 2,000 employees. On January 21, 2009, Hawker Beechcraft informed employees that the company will continue to reduce employment, although the specific reduction was not disclosed.

Compounding the loss of jobs in the aviation industry, Koch Industries Inc. recently announced its plans to reduce employment in Wichita by 150 employees.

Reports suggest that Topeka-based companies also will reduce employment. The Goodyear Tire & Rubber Company, the area’s ninth largest employer, has operated a tire facility in Topeka since 1945. Although no major layoffs have been announced for the Topeka facility, 580 workers are expected to file for unemployment benefits after three temporary shutdowns in the radial truck tire division during 2008. The shutdowns were attributed to slow demand from the trucking industry and a large inventory of radial tires. Collective Brands, Inc. (formerly known as Payless ShoeSource), which was founded in Topeka in 1956, announced a 46,000 square-foot expansion to its Topeka headquarters. The extension is significant because in 2007 the company announced plans to close its 850,000 square-foot Topeka distribution center during the summer of 2009. The closing of the distribution center is estimated to eliminate 450 to 550 jobs.

According to the Mid-American Regional Council’s 2009 Greater Kansas City Economic Forecast, the current national recession has caused the region to lose approximately 4,000 jobs. The economic forecast also predicts that job losses will increase in 2009. Consistent with this study, numerous employers in the Kansas City metropolitan area have recently reduced employment or have announced their intention to reduce employment. Some of the larger companies to reduce employment include American Airlines (170), American Century Investments (270), Cerner (97), Embarq (1000), H&R Block (500), The Kansas City Star (200), Russell Stover (150), Sprint-Nextel (4,000 nationwide), NovaStar Financial (170) and YRC Worldwide (771).

The performance of the telecommunications industry has a strong influence on the services industry in Kansas, especially in the Kansas City metropolitan area. Sprint-Nextel Corporation (the Kansas City area’s largest nongovernmental employer with approximately 12,300 employees in the area) has announced that it is moving its post-merger headquarters from

Reston, Virginia to Overland Park, Kansas. As part of the company’s latest cost cutting program, Sprint-Nextel has also announced that it plans to reduce its labor force by 4,000 employees and 1,600 contractors nationwide. Embarq, which was spun off of Sprint-Nextel in 2006, announced in October that it would be acquired by CenturyTel, a Louisiana-based phone company, pending federal and state approval. If the acquisition is approved, the combined operation will shift its headquarters to Louisiana. CenturyTel and Embarq executives have vowed to maintain a “significant presence” in Overland Park, Kansas, where approximately 3,500 employees are located.

In December of 2008, General Motors announced that it would reduce output by 25% and place approximately 370 employees on indefinite leave in 2009 at its Kansas City, Fairfax plant. Ford Motor Company offered a variety of voluntary severance incentives for its employees in 2008. Approximately 250 Kansas City area union workers have accepted such severance packages.

In addition to layoffs, many companies located in Kansas or the Kansas City area have either been acquired or sought bankruptcy protection. Applebee’s, Aquila, Butler Manufacturing, Embarq and Marion Laboratories have all been the targets of acquisitions, while Farmland Industries and Interstate Bakeries have sought bankruptcy protection. Furthermore, the national recession has caused several companies to withdraw large bids for casino projects. Kansas Entertainment withdrew its plans for a $705 million dollar resort at the Kansas Speedway in Wyandotte County, Kansas due to tight credit markets and the poor economy. Similarly, plans for a casino in Sumner County, Kansas are on hold after Sumner Gaming Joint Venture LLC withdrew its proposal for a $535 million dollar casino due to the poor economy.

Considering all these factors, the Kansas economy is expected to experience a significant downturn in 2009. Gross State Product (“GSP”) is forecasted to increase by 3.5% and personal income is expected to increase by 3.2%.

Obligations of issuers of Kansas Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas legislature or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas Municipal Obligations may be materially affected.

The following information is a brief summary of particular Kansas State factors affecting the Kansas Tax-Free Intermediate Bond Fund and does not purport to be a complete description of such factors. The financial condition of the State, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, the State faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of the State or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of a state, and there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the State. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.

The State of Kansas, like many other states, faces a challenging financial situation. State costs for public education and Medicaid have increased substantially, but revenue expectation has diminished due to slow economic growth tied to the national recession. Recent estimates suggest the Kansas deficit is approximately $1 billion. The Governor’s 2010 Budget Report contains measures to reduce the deficit, including, but not limited to, reducing the expenditures of each State General Fund Agency, modifying transfers in and out of the State General Fund, and tax policy changes to increase the amount of money paid to the State General Fund.

The State of Kansas uses debt financing to pay for certain state expenditures. Traditionally, such expenditures have included capital improvement projects because of the magnitude of the cost and the long-term nature of the projects. However, in the mid-1990’s, the State began financing other non-capital improvement costs associated with the operations of state government. Except for the Kansas Department of Transportation (“KDOT”), which issues bonds to finance highways and other transportation projects, the Kansas Development Finance Authority (“KDFA”) is the issuer of revenue bonds for the State and some local governments. Provisions in the Kansas Constitution allow for the limited issuance of general obligation bonds subject to certain restrictions; however, no bonds have been issued under such provisions for decades. No other provisions in the constitution or state law limit the amount of debt that can be issued for Kansas’ agencies. As of June 30, 2008, various state agencies had legislatively authorized but unissued debt of $479,300,000. Although the amount of debt for financing capital improvement projects has increased in the past several years, debt service still constitutes a small part of the overall state budget. Of the 50 states, Kansas has been ranked among the lowest in per capita debt according to the Statistical Abstract of the United States.

KDOT issues debt to finance various transportation-related projects throughout the State. As of June 30, 2008, KDOT had bonds outstanding of $1,793,275,000, a decrease of $53,185,000 from the previous year. Recent fixed rate bonds issued by KDOT were rated AAA from Standard & Poor’s, Aa2 from Moody’s and AA from Fitch. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurances that such ratings will be maintained in the future.

The KDFA was created by the legislature in 1987 as an independent instrumentality of the State to operate as a public corporation rather than as a state agency. The KDFA provides state agencies and other public and private organizations with access to capital markets. The ratings of KDFA issued bonds vary depending upon the underlying purpose of each bond issue. When not insured, KDFA bonds are generally rated A or better by the major rating agencies. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurances that such ratings will be maintained in the future.

Although the State of Kansas has no general obligation debt, and thus no general obligation debt rating, KDFA works with the ratings agencies to create a “shadow” credit rating, which is currently a strong AA+ from Standard & Poor’s and Aa1 from Moody’s. Credit factors included a very low debt burden, continued economic diversification, and historically conservative and responsible fiscal management. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurances that such ratings will be maintained in the future.

The Governor of Kansas is statutorily mandated to present spending recommendations to the Legislature. The Governor’s Budget Report reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses the Governor’s Budget Report as a guide as it appropriates the money necessary for State agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

The State fiscal year runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The current fiscal year is the one which ends the coming June. The actual fiscal year is the year that concluded the previous June. The budget year refers to the next fiscal year, which begins the July following the Legislature’s adjournment. By law, the Governor’s Budget Report must reflect (i) actual year spending, (ii) the Governor’s revised spending recommendations for the current fiscal year, (iii) State agency spending requests for a given budget year, and (iv) the Governor’s spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

According to the Governor’s Budget Report for Fiscal Year 2010, total receipts in fiscal year 2008 were $5,693.4 million, 2.0% below that of fiscal year 2007. According to the consensus estimates, the State will collect total receipts of $5,781.2 million in fiscal year 2009, which is 1.5% above fiscal year 2008 receipts. The initial consensus estimate of total receipts for fiscal year 2010 is $5,782.4 million.

Stand-By Commitments

The Tax-Free Funds may acquire stand-by commitments with respect to Municipal Obligations held within their respective portfolios. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund’s option, specified Municipal Obligations at their amortized cost value to a Fund plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser’s opinion, present minimal credit risks. The Funds’ reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information.

The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value.

The Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt Municipal Obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax-Free Funds intend to take the position that they are the owner of any Municipal Obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Obligations will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Funds nor have the Funds assumed that such commitments would continue to be available under all market conditions.

Stripped Securities

The Federal Reserve has established an investment program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” The Bond Fund may purchase securities registered under this program. This allows a Fund to be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. The Treasury Department has, within the past several years, facilitated transfers of such securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

In addition, the Bond and Short-Term Government Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated

(“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Investments by the Bond and Short-Term Government Funds in these securities will not exceed 5% of the value of the Fund’s total assets. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

Although stripped securities do not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareowners request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund’s current income could ultimately be reduced as a result.

Temporary Investments

Each of the Funds may assume a temporary defensive position at times when the Adviser believes such a position is warranted by uncertain or unusual market conditions. Such a position would allow a Fund to deviate from its fundamental and non-fundamental policies. Each Fund may invest for temporary defensive purposes up to 100% of its total assets in cash or cash equivalent short-term obligations including “money market instruments,” a term which includes, among other things, bank obligations, commercial paper and notes, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. “Money market investments” also include, for purposes of the Tax-Free Funds, corporate bonds with remaining maturities of 397 days or less. Only the Bond Fund may invest in foreign debt securities.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Bank obligations also include obligations of foreign banks or foreign branches of U.S. banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the investment to present minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

Certificates of deposit issued by domestic branches of domestic banks do not benefit materially, and certificates of deposit issued by foreign branches of domestic banks do not benefit at all, from insurance from the Federal Deposit Insurance Corporation.

Both domestic banks and foreign branches of domestic banks are subject to extensive governmental regulations that may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and costs of funds for the purpose of financing and lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Investments by the Tax-Free Funds in taxable commercial paper will consist of issues that are rated A-1 or better by S&P, Prime-1 by Moody’s or the equivalent rating of another rating agency. Commercial paper may include variable and floating rate instruments.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that would have been available if the Funds were pursuing their normal investment strategies. In addition, when the Adviser uses a defensive strategy, the Funds will not be pursuing their investment objectives.

Trust Preferred Securities

To the extent consistent with their investment objectives and policies, each of the Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. Trust-preferred securities are senior in claim to standard preferred but are junior to other bondholders.

U.S. Government Obligations

As stated in the prospectus, consistent with their respective investment objectives and strategies, the Funds may invest in obligations of the United States Government (U.S. Government obligations). Examples of the types of U.S. Government obligations that may be held by the Funds, in addition to those listed in the prospectus, include, in addition to U.S.

Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. See “Recent Events Related to Freddie Mac and Fannie Mae” on page 28 for more information on Freddie Mac and Fannie Mae. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored entities. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

U.S. Government obligations purchased by the Short-Term Government Fund with nominal remaining maturities in excess of five years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of five years or less so as to be permissible investments as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and (c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

U.S. Government obligations have historically involved little risk of loss of principal if held to maturity. The Short-Term Government Fund, however, will not necessarily hold its securities to maturity. Generally, the market value of securities not held to maturity can be expected to vary inversely to changes in prevailing interest rates. In addition, neither the U.S. Government, nor any agency or instrumentality thereof has guaranteed, sponsored or approved the Short-Term Government Fund or its shares.

Variable and Floating Rate Instruments

The Funds may purchase variable rate and floating rate obligations issued by corporations, industrial development authorities and governmental entities. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Funds, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations during periods which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market and with notice/termination dates in excess of seven days will be included in the calculation of a Fund’s illiquid assets.

Variable and floating rate demand instruments acquired by the Tax-Free Funds may include participations in Municipal Obligations purchased from and owned by financial institutions (primarily banks). Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

When-Issued Purchases and Forward Commitments

Each Fund may purchase securities on a when-issued basis or enter into forward commitment transactions. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in market prices or in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield or price obtained in a transaction (and therefore the value of the security) may be less favorable than the yield or price (and therefore the value of the security) available in the market when the securities delivery takes place. When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Funds’ Custodian will set aside cash or liquid assets, as permitted by applicable law, equal to the amount of the purchase or the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. Because a Fund will set aside cash or liquid assets, as permitted by applicable law, in the manner described, the Fund’s liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. The Tax-Free Funds will not invest more than 25% of their respective total assets in when-issued securities and forward commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities in a segregated account while the commitment is outstanding.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. No Fund intends to engage in when-issued purchases and forward commitments for speculative purposes. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund’s net asset value starting on the day that the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

Each Fund, consistent with its investment objective and policies, may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. They may also be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax exempt securities or their coupons may be taxable. See “Taxation.”

INVESTMENT LIMITATIONS

Each Fund is subject to the investment limitations enumerated below. Those limitations that are designated as “fundamental” may not be changed with respect to a Fund without the approval of the lesser of (1) 67% of the Fund’s shares present at a meeting of shareowners if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other restrictions in the form of non-fundamental policies are subject to change by The Commerce Funds’ Board of Trustees without shareholder approval. In addition, the Funds’ investment objectives are fundamental and may not be changed without shareowner approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of the fluctuation in the value of the Fund’s assets.

As a matter of fundamental policy, no Fund may:

1. With respect to 75% of a Fund’s total assets: (i) invest more than 5% of a Fund’s total assets in the securities of any one issuer; (ii) invest more than 25% of a Fund’s total assets in the securities of issuers in any one industry; and (iii) hold more than 10% of the outstanding voting securities of any one issuer; provided that the foregoing does not apply to the Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by such securities are excepted from these limitations.

2. Purchase or sell real estate, except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

3. Make loans to other persons, except that the purchase of all or a portion of an issue of securities or obligations of the type in which a Fund may invest shall not be deemed to be the making of a loan, and except further that a Fund may enter into repurchase agreements in accordance with its investment objective and policies and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets (including the value of the collateral for the loan).

4. Borrow money, issue senior securities or pledge its assets, except that a Fund may borrow from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets (including the amount borrowed) and pledge its assets to secure such borrowings, provided the Fund maintains asset coverage of at least 300% for all such borrowings. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

5. Purchase securities on margin, except that (i) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) a Fund may pay initial or variation margin in connection with futures and related option transactions, and (iii) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options or to a Fund’s transactions in securities on a when-issued or forward commitment basis.

6. Underwrite securities of other issuers, except insofar as a Fund technically may be deemed an underwriter under the 1933 Act, in purchasing and selling portfolio securities and except insofar as such underwriting would comply with the limits set forth in the 1940 Act.

7. Purchase or sell commodities or contracts on commodities, except to the extent a Fund may do so in accordance with applicable law and a Fund’s current prospectus and statement of additional information, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.

As a matter of fundamental policy:

1. Each of the Tax-Free Funds will limit its investments so that less than 25% of the Fund’s total assets will be invested in the securities of the issuers in any one industry. For purposes of this restriction, state and municipal governments and their agencies and instrumentalities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not deemed to be industries in connection with the issuance of tax-exempt securities. Thus, these Funds may invest 25% or more of the value of their total assets in Municipal Obligations that are related in such a way that an economic, business or political development or change affecting one Municipal Obligation would also affect other Municipal Obligations. For example, these Funds may so invest in (a) Municipal Obligations the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Obligations whose issuers are in the same state, or (c) industrial development obligations. A Fund will not purchase securities (except U.S. Government obligations) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of the National Tax-Free Intermediate Bond Fund, and up to 50% of the total assets of the Missouri Tax-Free Intermediate Bond Fund and up to 50% of the total assets of the Kansas Tax-Free Intermediate Bond Fund, may be invested without regard to this 5% limitation (although not more than 25% of the Missouri Tax-Free Intermediate Bond Fund or Kansas Tax-Free Intermediate Bond Fund total assets will be invested in the securities of any one issuer). In addition, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, with respect to 50% of their assets, will not hold more than 10% of the outstanding voting securities of any one issuer.

As a matter of non-fundamental policy, no Fund may:

1. Make short sales of securities or maintain a short position, except that a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

2. Invest in illiquid securities if as a result more than 15% of its net assets would be invested in such securities.

3. Invest in real estate limited partnership interests or participations or other direct interests in or enter into leases with respect to oil, gas or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of a Fund would be invested in such programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration of development activities.

4. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof with respect to more than 25% (5% with respect to the Tax-Free Funds) of the value of its net assets.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the Trust’s fiscal quarter. In addition, the Trust also may make complete portfolio holdings information publicly available by posting the information on the Trust’s website (www.commercefunds.com).

The Trust’s Board has adopted a portfolio holdings disclosure policy (the “Policy”) which prohibits the release of information concerning Holdings (“Holdings”) or other portfolio attribution information (“Attribution Information”) that has not been made public through SEC filings or the Trust’s website. Under the Policy, neither the Trust nor any Trust representative may solicit or accept any compensation or other consideration in connection with Holdings or Attribution Information.

The Policy provides that the Adviser’s employees may release or otherwise disclose Holdings only if: the request is made in a writing that contains a description of the uses to be made of the information; the requestor signs a confidentiality agreement, which has been reviewed by Trust counsel and which provides in substance that the requestor will keep the portfolio holdings confidential and refrain from trading on the basis of the information received; and there is a legitimate business purpose for the disclosure. The Policy also provides that: with respect to securities on the investment schedule that have been sold short, if any, no specific information should be given; the schedule of investments may include market values, CUSIP numbers, ticker symbols, number of shares, etc. but not the cost basis of the securities; and the Adviser’s Chief Compliance Officer will verify the Holdings as shown by the month-end or quarter-end schedule of investments.

In addition, the Adviser’s Chief Compliance Officer will approve the disclosure in advance. The Adviser’s Chief Compliance Officer will only approve such disclosure after (1) concluding that disclosure is in the best interests of the Fund and its shareholders, (2) considering any conflict of interest between the Fund and its shareholders on the one hand and the Fund’s adviser and the adviser’s affiliates on the other and (3) the recipient has agreed in writing to maintain the confidentiality of the undisclosed Holdings or Attribution Information. The Adviser’s Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the Fund and its shareholders.

Subject to the above restrictions, the Trust’s Holdings may be disclosed to information vendors and news agencies (e.g. Morningstar, Lipper) the next day after the

Holdings are posted on the Trust’s website. The Trust currently plans to post the Holdings between 5 and 30 days after the end of each month.

Attribution Information, including top ten Holdings of a Commerce Fund, may be released quarterly to certain financial consultants and analysts (e.g., plan administrators, sponsors, other institutions) the next day after the Attribution Information is posted to the Trust’s website. The Commerce Funds currently plans to post Attribution Information on its website no earlier than the 15th day following the end of the quarter. Such data will generally be limited to issuer names, portfolio weightings, compositions, and other Adviser-approved Attribution Information. Certain non-sensitive Attribution Information may be distributed immediately following month-end by the Adviser to brokers on a “when available” basis. This information may include certain financial ratios, sector percentages, country allocation percentages, asset percentages, market capitalization, total number of holdings, duration of bonds and other Attribution Information approved by the Chief Compliance Officer.

In accordance with the policy, the identity of those recipients who currently receive non-public Holdings information on an ongoing basis is as follows: The Adviser and its affiliates, the Trust’s co-administrator – Goldman Sachs Asset Management, the Trust’s independent registered public accounting firm, the Trust’s Custodian, the Trust’s legal counsel, the Trust’s financial printer – RR Donnelley, and the Trust’s proxy voting service – RiskMetrics Group. Such Holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Trust seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Any waivers or exemptions under the Policy must be reviewed by the Adviser’s Chief Compliance Officer, in consultation with Trust counsel. The Trust’s Chief Compliance Officer is required to report all disclosures of Holdings to the Board of Trustees of the Trust on a quarterly basis.

PRICING OF SHARES

The net asset value per share for each Fund of The Commerce Funds is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of shares outstanding of the Fund. Assets that belong to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of The Commerce Funds not belonging to a particular investment portfolio.

Investments in securities and exchange traded funds traded on a U.S. or foreign securities exchange or the NASDAQ National Market System or for investments in securities traded on a foreign securities exchange for which an independent service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will be reflected in a Fund’s next determined NAV if the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidelines. Upon such determination the Fund utilizes a price from an independent service, if available. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates. Securities for which quotations are not readily available or deemed to be inaccurate by the Adviser are valued at fair value using methods approved by The Commerce Fund’s Board of Trustees.

The value of a Fund’s portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value; then the fair value of those securities will be determined through consideration of other factors by or under the direction of The Commerce Funds’ Board of Trustees. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, European and Pacific Basin securities trading may not take place on all Business Days (as defined in the prospectus). Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not considered to be Business Days. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern time, and at other times, may not be reflected in the calculation of net asset value of the Fund unless the Fund, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered and sold on a continuous basis by The Commerce Funds’ Distributor, Goldman, Sachs & Co., acting as agent for The Commerce Funds. Shares of the Funds are sold to investors at the net asset value next determined after a purchase order is received.

Additional Redemption Information

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Commerce Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.

In addition to the situations described in the prospectus under “Redeeming Shares,” The Commerce Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Funds as provided in the prospectus.

In an exchange, the redemption of shares being exchanged will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received, plus any applicable redemption fee. The shares of the Fund to be acquired will be purchased at the per share net asset value of those shares next determined after acceptance of the purchase order by The Commerce Funds in accordance with its customary policies for accepting investments.

A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareowners may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareowners who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.

Retirement Plans

Profit-Sharing/401(k) Plan. The Adviser’s affiliate, Commerce Bank, N.A. (“Commerce Bank”), in coordination with the Commerce Funds, offers a profit-sharing plan (including an optional section 401(k) component) (the “Profit-Sharing/401(k) Plan”) for use by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the Funds as a funding medium for a retirement plan qualified under section 401 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Code provides certain tax benefits for contributions by a self-employed individual or corporation to the Profit-Sharing/401(k) Plan. For example, contributions to the Plan are deductible for federal income tax purposes (subject to certain limits), and earnings on the contributions are not subject to federal income tax until distributed. However, distribution of amounts from the Profit-Sharing/401(k) Plan to a participant before the participant attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the participant’s gross income.

Individual Retirement Accounts. Commerce Bank, in coordination with the Commerce Funds, offers individual retirement accounts (the “Traditional IRA”) for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. The Code limits the amount an individual may contribute to a Traditional IRA on a deductible and/or nondeductible basis; deductible contributions and earnings thereon are not subject to federal income tax until distributed. An individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may no longer make contributions (other than rollover contributions) to a Traditional IRA held on his or her behalf. Distribution of an individual’s Traditional IRA assets (and earnings thereon) before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual’s gross income.

Commerce Bank permits certain employers (including self-employed individuals) to make contributions to an employee’s Traditional IRA if the employer establishes a Simplified Employee Pension (“SEP”) plan. A SEP permits an employer to make discretionary contributions to all of its eligible employees’ Traditional IRAs equal to a uniform percentage of each employee’s compensation (subject to certain limits). The Code provides certain tax benefits to employers who contribute to an employee’s Traditional IRA pursuant to a SEP. For example, employer contributions to an employee’s Traditional IRA pursuant to a SEP are deductible for federal income tax purposes (subject to certain limits), and the contributions and earnings thereon are not subject to federal income tax until distributed.

Commerce Bank also has available a Roth Individual Retirement Account (the “Roth IRA”) for use by individuals with compensation for services rendered. Individuals whose modified adjusted gross income (“MAGI”) is within the applicable income limitations (for 2008, an MAGI of less than $116,000 for a single individual and an MAGI of less than $169,000 for married couples filing jointly) (for 2009, an MAGI of less than $120,000 for a single individual and an MAGI of less than $176,000 for married couples filing jointly) may contribute to a Roth IRA for the individual and for his or her nonworking spouse at any age, even after the Roth IRA owner has attained age 70 1/2, as long as the owner has earned income. Roth IRA contributions are not deductible for federal income tax purposes. Earnings on amounts contributed to a Roth IRA, however, may be withdrawn tax- and penalty-free if the Roth IRA has been held for at least five years (beginning with the first day of the tax year for which a contribution was made to any Roth IRA of the account owner) and the distribution is made at or after the account owner’s attainment of age 59 1/ 2 or is due to another qualifying event. Earnings on distributions which do not meet these criteria are generally subject to federal income tax and a 10% tax on the amount includible in gross income.

Generally, unless the individual’s MAGI (or the MAGI of a married couple, filing jointly) is more than $100,000, the individual is eligible to roll over, transfer or convert all or any portion of an existing Traditional IRA into a Roth IRA. (However, married individuals filing separate tax returns are eligible only under certain circumstances.) A separate Roth Conversion IRA should generally be established to hold conversion amounts. If the Roth IRA is designated as a Roth Conversion IRA, the only permissible contributions are amounts converted from a Traditional IRA during the same tax year. The amount of the conversion from the Traditional IRA to the Roth IRA will be treated as a distribution for federal income tax purposes and is includible in the individual’s gross income (except for any nondeductible contributions). Although the conversion amount is generally included in income, the 10% early distribution penalty will not apply to rollovers or conversions from a Traditional IRA to a Roth IRA, regardless of whether the individual qualifies for any other exceptions to the 10% penalty.

The total annual contributions to all of an individual’s Traditional and Roth IRAs (not including amounts converted to a Roth IRA and rollovers) may not exceed the lesser of $5,000 (for 2008 and thereafter) or 100% of the individual’s compensation, except that an individual who has attained age 50 (or who will attain age 50 before the end of the year) may make an additional annual “catch-up” contribution of up to $1,000 (for 2008 and thereafter).

Savings Incentive Match Plan for Employees of Small Employers. Finally, Commerce Bank offers a simplified tax-favored retirement plan for employees of small employers (a “SIMPLE IRA Plan”). Each eligible employee of an employer that maintains a SIMPLE IRA Plan may choose to defer a percentage (up to $10,500 for 2008 and $11,500 for 2009 and indexed for inflation thereafter) of his or her pre-tax compensation (subject to certain limits) to the employee’s SIMPLE individual retirement account (a “SIMPLE IRA”). In addition, an employee who has attained age 50 (or who will attain age 50 before the end of the year) may make an additional “catch-up” contribution not in excess of $2,500 (in 2008 and 2009). The employer must generally make an annual, nondiscretionary contribution to the SIMPLE IRA of each eligible employee. The Code provides certain tax benefits for contributions by an employer, pursuant to a SIMPLE IRA Plan, to an employee’s SIMPLE IRA. For example, these contributions are deductible for federal income tax purposes (subject to certain limits), and the contributions and earnings thereon are not subject to federal income tax until distributed.

* * * * * * *

In the Profit-Sharing/401(k) Plan and in the IRAs available through Commerce Bank, distributions of net investment income and capital gains from the Funds will be automatically reinvested in the Funds.

The foregoing brief descriptions are not complete or definitive explanations of the Profit-Sharing/401(k) Plan or IRAs available for investment. In addition, the foregoing plans are not available for purposes of the Tax-Free Funds. Any person who wishes to establish a retirement plan account may do so by contacting Commerce Bank directly. The complete Plan and IRA documents and applications will be provided to existing or prospective shareowners of the Funds upon request, without obligation. The Commerce Funds and Commerce Bank recommend that investors consult their attorneys or tax advisers to determine if the retirement programs described herein are appropriate for their needs.

PROXY VOTING

The Board, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser in its capacity as investment adviser. Commerce has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which Commerce has voting discretion, including the Funds, to assess appropriately each proxy issue. The Proxy Voting Policy includes a summary of the Adviser’s proxy policies with respect to: the election of the board of directors; appointment of independent auditors; issues of corporate structure and shareholder rights; executive and director equity-based compensation; and corporate social and policy issues. Commerce has also established a Proxy Voting Committee to address any unusual or undefined voting issues that may arise during the year as well as conflicts of interest involving proxy voting.

In addition, Commerce has engaged RiskMetrics Group (“RiskMetrics”) to obtain, vote and record proxies in accordance with the Adviser’s Proxy Voting Policy. The Adviser directs RiskMetrics how to vote the proxies through proxy guidelines. RiskMetrics will promptly notify the Adviser of any proxy issues that are not covered by the proxy guidelines. Commerce does not believe that conflicts of interests will generally arise in connection with its proxy voting policies. However, if any conflicts do arise, the Proxy Voting Committee may consider engaging an independent third party to vote the proxy or take other measures to mitigate the conflict.

The following is a brief summary of some of the more significant proxy guidelines provided to RiskMetrics by the Adviser on behalf of all the Funds:

Board of Directors

The Advisor will generally vote in support of management’s nominees for the board of directors; however, they may choose not to support management’s proposed board if circumstances warrant such consideration. In contested elections, the Adviser votes for management nominees.

Changes to Capital Structure

The Adviser votes for management proposals to increase or decrease common stock. The Adviser will vote against authorization of preferred stock if the board has unlimited rights to set the terms and conditions of shares. The Adviser will vote for management proposals to merge with or acquire another company or spin off or sell its assets.

Corporate Governance

The Adviser votes for management proposals to: eliminate cumulative voting; limit the liability of the directors; reduce the board size if the company has cumulative voting; and adopt a classified board. The Adviser votes against management proposals to ratify or adopt shareholder rights plans (i.e., poison pills) and votes for management proposals to redeem such plans. The Adviser will vote: for management proposals to restore shareholders’ rights to call a special meeting; against management proposals to eliminate shareholders’ right to act by written consent; and against amendments to establish supermajority vote provisions to approve a merger or other business combination.

Equity Compensation Plans

The Adviser votes against any stock incentive plan (including increases to shares authorized to be issued under such plans) that results in dilution of more than 20%. In addition, the Adviser votes for management proposals to adopt stock incentive plans for non-employee directors. However, the Adviser votes against director stock award plans if they would result in dilution of more than 20%. The Adviser votes for management proposals to: limit per-employee annual option awards; and adopt employee stock purchase plans.

Shareholder Proposals

The Adviser votes for shareholder proposals that seek to increase board independence and eliminate or reduce supermajority charter or bylaw provisions. The Adviser will vote against shareholder proposals to: repeal a classified board if the company does not have a shareholder rights plan; request that the chairman of the board be chosen from the non-employee directors; restrict executive officer or director compensation; and establish a policy of expensing the costs of all future stock options in the company’s financial statements.

A description of the policies and procedures that Commerce Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-995-6365 and (ii) on the SEC’s website at www.sec.gov.

Information regarding how Commerce voted proxies relating to portfolio securities held by the Commerce Funds during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-995-6365 or on the Funds’ website at www.commercefunds.com and (ii) on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Trust, Adviser and Distributor have each adopted a code of ethics under Rule 17j-1 of the Act and the Investment Advisers Act of 1940 that permits their personnel who are subject to the code to invest in securities, including securities that may be purchased or held by the Funds.

DESCRIPTION OF SHARES

Under the Funds’ Trust Instrument, the shares of beneficial interest in the Commerce Funds shall be divided into such transferable shares of one or more separate and distinct series or classes of a series, as the Trustees shall from time to time create and establish. The Trustees may, from time to time and without vote of the shareowners, issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Trustees may issue fractional shares and shares held in treasury. Also, the Trustees may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Commerce Funds. The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account.

Each of the Funds currently offers one class of shares.

Fund shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. All shares issued as described in the prospectus will be fully paid and non-assessable.

Each share of a series shall represent an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive distributions of income and capital gains, if any, which are made with respect to such series and which are attributable to such shares. Upon redemption of shares, a shareowner shall be paid solely out of the funds and property of such series of The Commerce Funds.

The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of shareowners of any series of The Commerce Funds, to establish and designate and to change in any manner any such series of shares or any classes of initial or additional series and to fix such relative preferences, voting powers, rights and privileges of such series or classes thereof as the Trustees may from time to time determine, to divide or combine the shares or any series or classes thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or classes thereof into one or more series or classes of shares, and to take such other action with respect to the shares as the Trustees may deem desirable.

The Trustees shall also have full power and authority, without shareholder approval, to sell and convey all or substantially all of the assets of The Commerce Funds or any series to another entity or to a separate series of shares thereof, for adequate consideration. The sale or conveyance may include the assumption of all outstanding obligations, taxes and other liabilities and may include shares of beneficial interest, stock or other ownership interests. In the alternative, the Trustees may, without shareholder approval, sell and convert into money all of the assets of The Commerce Funds or any series. After such actions, the Trustees will distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the holders of shares of those series then outstanding.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareowners of The Commerce Funds voting together in the aggregate without regard to a particular investment portfolio.

The shareowners have the power to vote only for the election of Trustees, for the removal of Trustees and with respect to such additional matters relating to The Commerce Funds as may be required by law, by the Trust Instrument, or as the Trustees may consider desirable. The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case any such matter shall be voted on by such class or classes. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. A proxy may be given in writing, by telefax, or in any other manner provided for in the By-laws.

Special meetings of the shareowners of any series may be called by the Trustees and shall be called by the Trustees upon the written request of shareowners owning at least 10% of the outstanding shares entitled to vote. Whenever ten or more shareowners meeting the qualifications set forth in Section 16(c) of the 1940 Act seek the opportunity of furnishing materials to the other shareowners with a view to obtaining signatures on such a request for a meeting, the Trustees shall provide shareowners access to The Commerce Funds’ list of record shareowners or the mailing of such materials to such record shareowners, subject to the applicable provisions of the 1940 Act. Notice shall be sent by mail or such other means as determined by the Trustees at least 15 days prior to any such meeting. One-third of the shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareowners’ meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class). Any action which may be taken by the shareowners of The Commerce Funds or of a series may be taken without a meeting if shareowners holding more than a majority of the shares entitled to vote, except when a larger vote is required by law or by any provision of the Trust

Instrument, shall consent to the action in writing, provided that such action by written consent is approved by the Board of Trustees.

When used in the prospectus or in this Statement of Additional Information, a “majority” of shareowners of The Commerce Funds or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of The Commerce Funds or a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of The Commerce Funds or a Fund.

The Trust Instrument provides that the Trustees, when acting in their capacity, will not be personally liable to any person other than The Commerce Funds or a beneficial owner for any act, omission or obligation of The Commerce Funds or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of The Commerce Funds or of any other person or party, provided that nothing contained in the Trust Instrument or in the Delaware Statutory Trust law shall protect any Trustee against any liability to The Commerce Funds or to shareowners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareowners that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareowners, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal Taxes

Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareowners. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareowners in accordance with certain timing requirements of the Code.

There are certain tax requirements that each Fund must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code generally requires, among other things, that (1) a Fund derive at least 90% of its gross income (including tax-exempt interest) for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (2) a Fund diversify its holdings so that, at the close of each quarter of each taxable year of the Fund, (a) at least 50% of the market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one-year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareowners in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt interest, if any. The Funds intend to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. The Funds intend to make distributions sufficient to meet these requirements.

If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareowners will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged by a Fund, transactions engaged in by the Fund which involve foreign currency, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareowners to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareowners as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund will make an election to recognize income annually during the period of its ownership of the shares, to the extent possible.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight taxable years following the year of the loss. As of October 31, 2008, the Funds have the following capital loss carryforwards:

The Growth Fund has a capital loss carryforward available to offset future capital gains, if any, of approximately $4,003,861, all of which expires in 2016.

The Value Fund has a capital loss carryforward available to offset future capital gains, if any, of approximately $4,797,254, all of which expires in 2016.

The Bond Fund has a capital loss carryforward available to offset future capital gains, if any, of approximately $15,611,201, of which $5,182,052 expires in 2010, $6,311,963 expires in 2012, $540,238 expires in 2013 and $3,576,948 expires in 2014.

The Short-Term Government Fund has a capital loss carryforward available to offset future capital gains, if any, of approximately $13,257,356, of which $679,994 expires in 2010, $2,174,462 expires in 2011, $3,771,248 expires in 2012, $2,538,488 expires in 2013, $2,653,199 expires in 2014 and $1,094,544 expires in 2015, and $345,421 expires in 2016.

Federal Tax-Exempt Information

Distributions of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds (“Tax-Free Funds”) will generally constitute tax-exempt income for shareowners for federal income tax purposes. However, it is possible, depending upon the Funds’ investments, that a portion of the Funds’ distributions could be taxable to shareowners as ordinary income or capital gains.

The Tax-Free Funds are required to report to shareholders and the Internal Revenue Service the amount of tax-exempt interest paid to shareholders. Shareowners of the Tax-Free Funds should note that taxpayers are required to report the receipt of tax-exempt interest and “exempt-interest dividends” on their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and exempt-interest dividends (as defined below) derived from certain private activity bonds generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and exempt-interest dividends must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Additionally, the receipt of tax-exempt interest will be taken into account to determine if any Social Security benefits received are subject to federal income tax.

For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of exempt-interest obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Free Funds and designated as an exempt-interest dividend in a written notice mailed to shareowners not later than 60 days after the close of the Tax-Free Fund’s taxable year. But, the aggregate amount of dividends so designated by the Tax-Free Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Tax-Free Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Free Funds with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareowners receiving dividends from the Tax-Free Funds with respect to such year.

An investment in a Tax-Free Fund is not intended to constitute a balanced investment program. Tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs are generally tax-exempt and would not, therefore, gain any additional benefit from the Funds’ dividends being tax-exempt. Non-U.S. shareowners are also generally exempt from U.S. federal income or withholding tax on interest income and would similarly not gain additional benefit from the tax-exempt status of the Tax-Free Funds’ distributions. In addition, the Tax-Free Funds may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareowners.

State and Local Taxes

State and local income taxes generally apply to interest on bonds of states and political subdivisions outside of the state in which the tax is imposed. Missouri exempts interest on (i) its own obligations, (ii) the obligations of its political subdivisions, (iii) U.S. Government obligations, and (iv) obligations of certain U.S. territories and possessions, from its personal income tax and general corporate income tax. Kansas exempts interest on (i) obligations of the State Kansas, (ii) obligations of any political subdivision of Kansas issued after 1987, (iii) certain bonds for which interest thereon has been exempted by Kansas law (i.e., obligations issued as

Board of Regents Bonds for Kansas Colleges and Universities, Electrical Generation Revenue Bonds, Industrial Revenue Bonds, Kansas Highway Bonds, Kansas Turnpike Authority Bonds, and Urban Renewal Bonds), (iv) U.S. Governmental Obligations, and (vi) obligations issued by any possession of the United States (e.g., the governments of Puerto Rico, the United States Virgin Islands, America Samoa, or Guam, or the Commonwealth of the Northern Mariana Islands).

MANAGEMENT OF THE COMMERCE FUNDS

Trustees and Officers of the Trust

The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and officers of the Trust and their principal occupations for the last five years are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Each Trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed by at least two-thirds of the Board of Trustees in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Trust (which may be changed by the Trustees without shareholder approval) at the end of the calendar year during which the Trustee attains the age of 75 years unless the Board, in its discretion, votes to retain a Trustee; or (d) the Trust terminates. The Trust does not have procedures in place to accept nominations by shareowners of Trustees. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s by-laws; or (c) the Trust terminates.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee[2]

INDEPENDENT TRUSTEES

John Eric Helsing c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 11/6/33	Trustee and Chairman	15 years	Retired. Former Professor and Chairman, Department of Business Administration and Economics of William Jewell College. Former lecturer at William Jewell College.	8	None

David L. Bodde c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/27/43	Trustee	15 years	Professor and Senior Fellow, Spiro Center for Entrepreneurial Leadership, Clemson University, since August 2004; Charles N. Kimball Professor of Technology and Innovation, University of Missouri, Kansas City from July 1996 to July 2004.	8	Director, Great Plains Energy Inc. since 1994.

Charles W. Peffer c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/6/47	Trustee	6 years	Retired. Former Partner and Managing Partner of KPMG LLP until 2002.	8	Director, Garmin Ltd. (aviation and consumer technology) since 2004. Director, NPC International Inc. (restaurant and business) since 2006.

INTERESTED TRUSTEE

*Martin E. Galt, III c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/6/42	Trustee	6 years	Chairman of The Commerce Trust Company, since September 2004; President, Investment Products, TIAA-CREF, January 1999 to October 2003. Executive Vice President, Bank of America (f/k/a Nations Bank), 1997 to 2000.	8	None

[1].	The “Fund Complex” consists of the Trust.
2.	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
*	Mr. Galt is an interested person of the Trust because he is Chairman of The Commerce Trust Company, an affiliate of the Adviser and the Trust, and he owns shares of the Adviser’s parent Company, Commerce Bancshares, Inc.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS

William Schuetter Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 4/17/60	President	8 months	Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001. Director, Commerce Investment Advisors, Inc., since April 2008. President of The Commerce Funds, since May 2008. Vice President and Business Manager for The Commerce Funds, from December 1998 to May 2008.

Angela Dew Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 3/8/77	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	2 years	Chief Compliance Officer of the Trust, since 2007. Chief Compliance Officer, Commerce Investment Advisors, Inc., since 2007. Senior Audit Analyst, Commerce Bank, September 2001-January 2007.

Scott McHugh Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 9/13/71	Treasurer	1 year 6 months	Vice President, Goldman Sachs Asset Management, Global Products Services Group, since February 2007. Assistant Treasurer, Goldman Sachs Mutual Fund Complex, since 2007. Director, DWS Scudder, 2005 to February 2007. Assistant Treasurer DWS Scudder Funds, 2005 to February 2007. Vice President, DWS Scudder, 2002 to 2005.

Peter W. Fortner Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038 DOB: 1/25/58	Chief Accounting Officer	1 year 6 months	Vice President, Goldman, Sachs & Co., since July 2000. Assistant Treasurer, Goldman Sachs Mutual Fund Complex, since July 2000.

Philip V. Giuca, Jr. Goldman, Sachs & Co. 180 Maiden Lane, 40th Floor New York, NY 10038 DOB: 3/3/62	Assistant Treasurer	10 years	Assistant Treasurer and Vice President, Goldman, Sachs & Co., since May 1992.

Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 DOB: 7/5/51	Secretary	6 years	Partner in the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania since 2002.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
George Djurasovic Goldman, Sachs & Co. 1 New York Plaza 37th Floor New York, NY 10004 DOB: 2/10/71	Assistant Secretary	3 years	Vice President and Associate General Counsel, Goldman Sachs & Co., since 2006; Vice President and Assistant General Counsel, 2005-2006. Senior Counsel, TIAA-CREF, 2004-2005; Counsel 2000-2004.

Jeffrey Bolin Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 4/18/67	Assistant Vice President	3 months	Assistant Vice President and Business Manager, Commerce Investment Advisors, Inc. and The Commerce Funds, since November 2008. Assistant Vice President and Trust Operations Manager, The Commerce Trust Company, December 1998 to July 2008.

Standing Board Committees

The Board of Trustees has established three standing committees, the Nominating Committee, the Audit Committee and the Compensation Committee. The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee consists of the three Independent Trustees (Messrs. Bodde, Helsing and Peffer). There were no formal meetings of the Nominating Committee during the fiscal year ended October 31, 2008. The Nominating Committee will consider nominees recommended by shareowners. Recommendations should be sent to Diana McCarthy, Secretary, c/o Drinker Biddle Reath LLC, 18th and Cherry Streets, Philadelphia, PA 19103. The Audit Committee consists of the three independent Trustees (Messrs. Bodde, Helsing and Peffer). Mr. Peffer is the Chairman of the Audit Committee. The purpose of the Audit Committee is, among other things, to oversee (i) the Funds’ accounting and financial reporting policies and practices; (ii) the independent accountants’ qualifications and independence; and (iii) the quality and objectivity of the Funds’ financial statements and independent audit thereof. The Committee also acts as a liaison between the Funds’ independent auditors and the Board. There were two formal meetings of the Audit Committee during the fiscal year ended October 31, 2008. The Compensation Committee is responsible for reviewing and establishing the Trustees’ compensation. The Compensation Committee consists of the three Independent Trustees (Messrs. Bodde, Helsing and Peffer). There were no formal meetings of the Compensation Committee during the fiscal year ended October 31, 2008.

*        *        *

Certain of the officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Goldman Sachs and its respective affiliates. The Commerce Funds has been advised by such officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Fortner, McHugh, Giuca and Djurasovic hold similar positions with one or more investment companies advised by Goldman Sachs. Messrs. Schuetter and Bolin, and Ms. Dew also serve as President, Vice President and Chief Operations Officer, and Chief Compliance Officer, respectively, of the Adviser. Ms. McCarthy’s firm, Drinker Biddle & Reath LLP, receives legal fees from the Trust for legal services.

Each Trustee of The Commerce Funds, other than Mr. Galt who is a management trustee, receives a fee of $3,850 for each regular and special meeting of the Board of Trustees attended, plus $750 for each telephone meeting of the Board attended. In addition, the Chairman of the Board receives an annual fee of $3,000 for his services in this capacity. The Audit Committee members receive an annual retainer of $1,000 and $500 per meeting, and the Chairman of the Audit Committee receives an annual fee of $2,000 for his services in this capacity. All Trustees are reimbursed for out-of-pocket expenses incurred in connection with their attendance at meetings.

Each non-management Trustee is entitled to participate in The Commerce Funds Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his or her fees deferred. These deferred amounts shall be treated, at the Trust’s sole discretion, (1) as if they had been invested in the shares of one or more portfolios of the Trust or (2) contributed to the Trustee’s account(s) in the form of shares of the investment option(s) in which the Trustee has requested that his deferred compensation be invested. Currently, investments made under the Plan are treated as if they had been invested in shares of one or more portfolios of The Commerce Funds. Thus, while investments made under the Plan are not actually invested in the Funds, Trustees will earn income on the deferred compensation as if they had been invested in the Funds and therefore the performance of their deferred compensation is linked to the performance of the Funds that they elect. Deferral of Trustees’ fees will not have a material effect on a portfolio’s assets, liabilities and net income per share, and will not obligate The Commerce Funds to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.

The following table provides certain information about the fees paid by The Commerce Funds to the Trustees for services rendered during the fiscal year ended October 31, 2008:

NAME OF PERSON/POSITION	AGGREGATE COMPENSATION FROM THE TRUST*		PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	TOTAL COMPENSATION FROM TRUST AND THE FUND COMPLEX†
Interested Trustees

MARTIN E. GALT, III, Trustee	$0		$0	$0

Independent Trustees
JOHN ERIC HELSING, Trustee, Chairman	$20,600	*	$0	$20,600

DAVID L. BODDE, Trustee	$17,600	*	$0	$17,600

CHARLES W. PEFFER, Trustee	$19,600		$0	$19,600

*	During this period, the following Trustees deferred the following amounts pursuant to the Plan: John Eric Helsing ($20,600) and David L. Bodde ($17,600).
†	Fund Complex means the Trust.

The Trustees owned beneficial shares of the Funds as of December 31, 2008, unless otherwise noted, with values within the ranges indicated in the following chart. Such amounts are in addition to the Trustees’ Deferred Compensation Plan Accounts, which are treated as if they had been invested in Commerce Funds shares. These amounts are shown after the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Martin E. Galt, III	Missouri Tax-Free Intermediate Bond Fund: over $100,000	Over $100,000

Independent Trustees
John Eric Helsing	MidCap Growth Fund: $1-$10,000	$1-$10,000

David L. Bodde	Growth Fund: $10,001-$50,000 MidCap Growth Fund: $1-$10,000 Short-Term Government Fund: $1-$10,000	$10,001-$50,000

Charles W. Peffer	MidCap Growth Fund: $10,001-$50,000	$10,001-$50,000

The total aggregate amount held in the Trustees’ Deferred Compensation Plan Accounts as of December 31, 2008 was: John Eric Helsing ($166,041), David L. Bodde ($117,404), and Martin E. Galt ($10,483) (Mr. Galt was an independent Trustee prior to September 2004 and received compensation from the Trust for his service while an Independent Trustee).

Based on information provided by the Trustees, as of December 31, 2008, no Independent Trustee or his/her immediate family members owned beneficially or of record any securities of the Adviser or Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities.

The Trustees and officers of The Commerce Funds as a group held less than 1% of the Funds.

Investment Adviser

The Funds are advised by Commerce, a direct subsidiary of Commerce Bank, and an indirect subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce (or its predecessor organizations) have provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906.

In the Advisory Agreement with The Commerce Funds, the Adviser has agreed to manage each Fund’s investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of each Fund’s securities. For the advisory services provided and expenses assumed under the Advisory Agreement, the Adviser is entitled to receive a fee calculated as a percentage of the Funds’ average daily net assets as stated below:

Annual Rate
Short-Term Government Fund	0.50%
Bond Fund	0.50%
Growth Fund	0.75%
Value Fund	0.75%
MidCap Growth Fund	0.75%
National Tax-Free Intermediate Bond Fund	0.50%
Missouri Tax-Free Intermediate Bond Fund	0.50%
Kansas Tax-Free Intermediate Bond Fund	0.50%

For the fiscal years ended October 31, 2008, 2007 and 2006, The Commerce Funds paid the Adviser fees for advisory services as follows:

	Fiscal year ended October 31, 2008	Fiscal year ended October 31, 2007	Fiscal year ended October 31, 2006
Short-Term Government Fund	$409,660	$553,574	$722,218
Bond Fund	$2,646,588	$2,697,817	$2,806,703
Value Fund	$779,728	$1,003,364	$862,919
Growth Fund	$1,276,030	$1,527,058	$1,156,840
MidCap Growth Fund	$523,904	$765,417	$637,080
National Tax-Free Intermediate Bond Fund	$725,412	$745,485	$798,475
Missouri Tax-Free Intermediate	$793,274	$771,312	$844,504
Kansas Tax-Free Intermediate Bond Fund	$357,885	$340,351	$340,356

In addition, for the fiscal years ended October 31, 2008, 2007 and 2006, the Adviser agreed to reimburse the expenses of certain of the Funds. The effect of these reimbursements during the period was to reduce expenses as follows:

	Fiscal year ended October 31, 2008	Fiscal year ended October 31, 2007	Fiscal year ended October 31, 2006
Short-Term Government Fund	$176,469	$245,857	$299,320
Growth Fund	$0	$11,787	$74,021
National Tax-Free Intermediate Bond Fund	$172,688	$191,241	$286,616
Missouri Tax-Free Intermediate Bond Fund	$179,532	$214,649	$388,015
Kansas Tax-Free Intermediate Bond Fund	$145,063	$160,339	$221,075

Under the terms of the Advisory Agreement, the Adviser is obligated to manage the investment of the Funds’ assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the Office of the Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary may not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees, and further provide that fiduciary assets may not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above.

The Adviser will not accept The Commerce Funds’ shares as collateral for a loan which is for the purpose of purchasing The Commerce Funds’ shares, and will not make loans to The Commerce Funds. Inadvertent overdrafts of The Commerce Funds’ account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to The Commerce Funds by the Adviser.

The Adviser’s own investment portfolio may include bank certificates of deposit, bankers’ acceptances, and corporate debt obligations, any of which may also be purchased by The Commerce Funds. Joint purchase of investments for The Commerce Funds and for the Adviser’s own investment portfolio will not be made. The commercial banking department of The Commerce Trust Company, an affiliate of the Adviser, may have deposit, loan and other commercial banking relationships with issuers of securities purchased by The Commerce Funds, including outstanding loans to such issuers that may be repaid in whole or in part with the proceeds of securities purchased by The Commerce Funds.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by The Commerce Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

PORTFOLIO MANAGERS

The following sets forth the portfolio managers for each of the Funds:

Fund	Portfolio Manager(s)
Growth Fund	Joseph C. Williams, III, CFA
MidCap Growth Fund	Joseph C. Williams, III, CFA
Value Fund	Joseph C. Williams III, CFA; Matthew J. Schmitt, CFA
Bond Fund	Scott M. Colbert, CFA
Short-Term Government Fund	Scott M. Colbert, CFA
National Tax-Free Intermediate Bond Fund	Brian Musielak, CFA
Missouri Tax-Free Intermediate Bond Fund	Brian Musielak, CFA
Kansas Tax-Free Intermediate Bond Fund	Brian Musielak, CFA

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including all Commerce Funds managed by the portfolio manager.

The table below discloses accounts within each type of category listed below for which Joseph C. Williams, III was jointly and primarily responsible for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2008.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
The Commerce Funds:	3	$217	—	$—
Other Registered Investment Companies:	—	$—	—	$—
Other Pooled Investment Vehicles:	—	$—	—	$—
Other Accounts:	122	$1,178	—	$—

The table below discloses accounts within each type of category listed below for which Matthew Schmitt was jointly and primarily responsible for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2008.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
The Commerce Funds:	1	$65	—	$—
Other Registered Investment Companies:	—	$—	—	$—
Other Pooled Investment Vehicles:	—	$—	—	$—
Other Accounts:	213	$215	—	$—

The table below discloses accounts within each type of category listed below for which Scott M. Colbert was jointly and primarily responsible for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2008.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
The Commerce Funds:	2	$573	—	$—
Other Registered Investment Companies:	—	$—	—	$—
Other Pooled Investment Vehicles:	1	$26	—	$—
Other Accounts:	48	$823	—	$—

The table below discloses accounts within each type of category listed below for which Brian Musielak was jointly and primarily responsible for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2008.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
The Commerce Funds:	3	$375	—	$—
Other Registered Investment Companies:	—	$—	—	$—
Other Pooled Investment Vehicles:	—	$—	—	$—
Other Accounts:	45	$182	—	$—

Adviser’s Material Conflicts of Interest

Potential Conflicts Relating to the Allocation of Investment Opportunities among the Funds and Other Accounts. The Adviser and its affiliates currently manage or advise, or may in the future manage or advise, accounts or funds, including accounts or funds that may provide greater fees or other compensation to the Adviser and its affiliates (collectively, the “Other Commerce Accounts”), that have investment objectives and strategies that are similar to those of the Funds. The advice to those Other Commerce Accounts may compete or conflict with the advice given to the Funds, or may involve a different timing or nature of action taken than with respect to the Funds. For example, the Funds may compete with Other Commerce Accounts for investment opportunities.

Other Commerce Accounts may wish to invest in securities or other instruments in which a Fund invests or that would be an appropriate investment for a Fund. In determining the allocation of such opportunities among the Funds and Other Commerce Accounts, a number of factors may be considered by the Adviser or its affiliates that may include, without limitation, the relative sizes of the applicable accounts and their expected future sizes, the nature of the investment opportunities, and the investment objectives and guidelines, risk tolerance, availability of other investment opportunities, and available cash for investment of the funds and such Other Commerce Accounts.

Allocation of investment opportunities among the Funds and Other Commerce Accounts will be made by the Adviser and its affiliates in a manner that it considers, in its sole discretion, to be reasonable and equitable over time. Allocation among accounts in any particular circumstance may be more or less advantageous to any one account. The Adviser may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Other Commerce Accounts, but not for the Funds, or are appropriate for, or available to, the Funds but in different sizes, terms or timing than are appropriate for others. Therefore, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of Other Commerce Accounts. Although allocating investment opportunities among the Funds and Other Commerce Accounts may create potential conflicts of interest because the Adviser may receive greater fees or compensation from such Other Commerce Accounts, the Adviser and its affiliates will not make allocation decisions based on such interests or such greater fees or compensation.

Potential Conflicts Relating to Adviser’s and Affiliate’s Activities On Behalf of Other Accounts. The results of the investment activities of the Funds may differ significantly from the results achieved by the Adviser or its affiliates for Other Commerce Accounts. The Adviser and its affiliates may give advice, and take action, with respect to any current or future Other Commerce Account or proprietary or other account that may compete or conflict with the advice the Adviser may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.

Transactions undertaken by Other Commerce Accounts and its affiliates may adversely impact the Funds. For example, one or more Other Commerce Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and the Other Commerce Accounts may establish a short position in that same security. That subsequent short sale may result in impairment of the price of the security which the Fund holds.

In addition, transactions in investments by one or more Other Commerce Accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. This may occur when portfolio decisions regarding a Fund are based on research or other information that is also used to support portfolio decisions for Other Commerce Accounts managed by personnel of the Adviser or its affiliates that manages such Fund, which could impact the timing and manner in which the portfolio decisions for the Fund and Other Commerce Accounts are implemented. When Other Commerce Accounts implement a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. The Adviser or its affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to the Other Commerce Accounts as well as the Funds, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

The directors, officers and employees of the Adviser, may buy and sell securities or other investments for their own accounts. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and the Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and, in the case of the Adviser, in compliance with the Investment Advisers Act of 1940. The Codes restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

Potential Conflicts That May Arise When the Adviser Acts in a Capacity Other Than Investment Adviser to the Funds. Subject to applicable law, the Funds may engage in transactions with accounts which are affiliated with the Funds because they are advised by Commerce or because they have common officers, directors or managers. Such transactions would be made in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and another client of the Adviser to sell, or the Fund to sell and another client of Commerce to purchase, the same security or instrument on the same day. Subject to applicable law, the Funds may also enter into cross transactions in which Commerce acts on behalf of a Fund and an affiliate acts for the other party to the transaction. Commerce and its affiliates may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction. For example, Commerce, its affiliates and their personnel may receive compensation or other payments from the other party to the transaction.

Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting. Purchases and sales of securities for a Fund may be bunched or aggregated with orders for Other Commerce Accounts. The Adviser, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating would be inconsistent with its investment management duties or with client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged and the Fund will be charged or credited with the average price. Thus, the effect of aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Adviser and a Fund managed by it may from time to time receive research products and services in connection with the brokerage services that brokers may provide to such Fund or one or more Other Commerce Accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such Other Commerce Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, Other Commerce Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with procedures and services that may be provided to the Funds and to such Other Commerce Accounts.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions it makes on behalf of the Funds, and to help ensure that such decisions are made in accordance with the Adviser’s fiduciary obligations to the Funds. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Adviser may have the effect of favoring the interests of other clients or businesses of the Adviser and/or its affiliates. For a more detailed discussion of these policies and procedures, see the section of this Additional Statement entitled “Proxy Voting.”

Portfolio Manager Compensation Structure

Adviser. Commerce’s compensation program for its portfolio managers is designed to be competitive with the marketplace and effective in attracting and retaining qualified personnel to manage the Funds’ assets. Commerce’s compensation structure consists of a fixed base salary plus a variable annual cash bonus. Certain senior portfolio managers are also eligible to receive incentive compensation in the form of options to purchase shares of Commerce Bancshares, Inc. (“Commerce Bancshares”), Commerce’s parent company. The fixed salary is based on the portfolio manager’s job grade and level of responsibility within the Adviser and its affiliate, The Commerce Trust Company. The fixed salary is not sensitive to investment performance.

The bonus structure varies somewhat by portfolio manager but generally is based on three primary components: the financial performance of the Adviser’s parent company, Commerce Bancshares; the portfolio manager’s investment performance over the one- and three-year periods on the accounts managed; and a component based on Commerce Bancshares, Inc.’s achievement of profitability. For purposes of the investment performance factor, each individual’s performance is measured against the applicable Lipper and/or Morningstar peer groups on a one- and three-year, pre-tax basis. Incentive compensation (i.e., stock options) is based on the financial performance of Commerce Bancshares and on the individual’s level of responsibility.

Some portfolio managers may be compensated based on other factors such as: amount of business retained by the individual based on revenue; amount of new business revenue generated by the individual; and/or the financial performance of the individual’s department rather than overall profitability of The Commerce Trust Company. Most portfolio managers are also eligible to receive a financial incentive for referrals or assists in obtaining new business. No material differences exist between the compensation structure for mutual fund accounts and other types of accounts managed by the portfolio managers.

Disclosure of Securities Ownership

For the most recently completed fiscal year ended October 31, 2008, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Portfolio ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500-001-$1,000,000, or over $1,000,000).

Portfolio Manager	Dollar ($) Range of Fund Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Joseph Williams, III, CFA	Growth Fund ($100,001 - $500,000) MidCap Growth Fund ($0) Value Fund ($0)

Scott M. Colbert, CFA	Bond Fund ($100,001 - $500,000) Short-Term Government Fund ($0)

Brian Musielak, CFA	National Tax-Free Intermediate Bond Fund ($0) Missouri Tax-Free Intermediate Bond Fund ($0) Kansas Tax-Free Intermediate Bond Fund ($0)

Matthew J. Schmitt, CFA	Value Fund ($1 - $10,000)

CUSTODIAN, TRANSFER AGENT, ENHANCED ACCOUNTING SERVICES

State Street Bank and Trust Company (“State Street”) serves as Custodian of each Fund’s assets pursuant to a Custodian contract, as amended, with the Trust under which it has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments; (iv) make periodic reports to the board of The Commerce Funds concerning each Fund’s operations; (v) provide various accounting services to The Commerce Funds; and (vi) act as foreign custody manager pursuant to Rule 17f-5 of the 1940 Act with respect to the monitoring of each Fund’s assets held by eligible foreign sub-custodians. At the direction of the Funds, the Custodian is authorized to select one or more banks or trust companies to serve as a sub-custodian on behalf of the Funds. State Street is located at 225 Franklin Street, Boston, Massachusetts 02110.

As compensation for custodial services provided, The Commerce Funds pay the Custodian fees of 1/100th of 1% of a Fund’s average monthly net assets up to $1 billion, 1/133rd of 1% of the next one billion of such assets and 1/200th of 1% of such assets in excess of two billion based on the aggregate average daily net assets of the Funds, plus a transaction charge for certain transactions and out-of-pocket expenses.

State Street also serves as the Funds’ Transfer Agent and dividend disbursing agent. As permitted by the Transfer Agency and Service Agreement between State Street and the Trust, State Street has delegated the performance of the transfer agency services to its affiliate, Boston Financial Data Services, Inc. (“BFDS”), but remains responsible for any acts or omissions by BFDS that violate State Street’s agreed upon standard of care. Under the Transfer Agency and Service Agreement, BFDS will, among other things, (i) receive purchase orders and redemption requests for shares of the Funds; (ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of accounts for the Funds, shareowners and advise each shareholder to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a Transfer Agent, a dividend disbursing agent and Custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each state.

State Street also provides certain enhanced accounting services to the Funds. These services include, among other things, preparation of the quarterly schedules of investments for Form N-Q and the initial drafts of the Funds’ financial statements for purposes of the annual and semi-annual reports to shareholders. Under the Enhanced Accounting Service Agreement, State Street is not responsible for any error of judgment, mistake of law or any loss or damage as a result of the performance or nonperformance of its duties, except if solely the result of its negligence or willful misconduct.

CO-ADMINISTRATORS

GSAM and Commerce are Co-Administrators for the Funds pursuant to a Co-Administration Agreement dated as of March 1, 2005, as amended. GSAM is located at 32 Old Slip, New York, New York 10005. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co., the Distributor of the Funds. Under the Co-Administration Agreement with The Commerce Funds and subject to the general supervision of the Board of Trustees, GSAM and Commerce provide supervision of all aspects of The Commerce Funds’ non-investment advisory operations and perform various administrative services. The services GSAM provides the Funds include among others: (1) providing the Trust with office facilities; (2) furnishing clerical bookkeeping services at GSAM’s office facilities; (3) preparing federal and state income tax returns and federal excise tax returns; (4) preparing and filing the Funds’ Semi-Annual Reports with the SEC on Form N-SAR; (5) preparing and filing the Funds’ Form N-Q and Form N-PX and any other reports that may be required by SEC regulations; (6) preparing and filing the Funds’ annual and semi-annual Shareholder reports and file such reports on Form N-CSR; (7) Assist as requested in the preparation of SEC registration statements on Form N-1A and other filings relating to the registration of Shares; (8) providing supervision of all aspects of the Trust’s operations (other than those provided by Commerce) (the parties giving due recognition to the fact that certain of such operations to be supervised are performed by Commerce pursuant to the Co-Administration Agreement and certain other Fund agreements with Commerce); (9) provide the Funds with such personnel as reasonably necessary for the conduct of the Funds’ affairs, to the extent not provided pursuant to the Funds’ agreements with Commerce; (10) assist in the preparation and updating of the prospectus(es) and statements(s) of additional information filed with the SEC; (11) preparing and filing necessary state registration materials and monitoring state sales of securities; (12) preparing and implementing each Fund’s expense budgets and accruals and any adjustments to such budgets and accruals; (13) computing each Fund’s yield, total return, expense ratio, portfolio turnover rate and portfolio average dollar-weighted maturity or oversee the computation of each; (14) calculating quarterly and annual dividend and capital gain distribution; (15) overseeing the preparation of semi-annual financial statements (in accordance with generally accepted accounting principles), including the schedule of investments, statements of assets and liabilities, statement of operations, statement of changes in net assets and cash flow statement (as required); (16) rendering to the Trustees of the Trust such periodic and special reports as the Trustees may reasonably request; (17) assisting in developing responses to SEC comments and inquiries regarding the Trust’s operations and Registration Statement. The services Commerce provides the Funds include among others: (1) serving as Chief Compliance Officer of the Trust and administering the Trust’s compliance program in accordance with Rule 38a-1 of the 1940 Act; (2) monitoring the Trust’s and service providers’ compliance policies and procedures on behalf of the Trust’s Board of Trustees and providing related regular and special reports; (3) coordinating board meetings, including developing and publishing board materials and agenda, and providing meeting location; (4) distributing income rates and prices to vendors and servicing entities; (5) completing initial bill payment review for legal, BFDS and Audit invoices; (6) completing 1099 mailings for Commerce Trust Company shareholders; (7) calculating service fees for third party record keepers; (8) coordinating investment performance updates, including the investment adviser commentary and publication of quarterly and monthly sheets and annual and semi-annual reports; (9) coordinating fair value and matrix pricing; (10) reviewing the Trust’s registration statement and Form N-1A (plus amendments), and including providing information for the Statement(s) of Additional Information; (11) reviewing and providing guidance and assistance in the preparation of SEC required reports and notices to shareholders of record and to the SEC including Forms N-CSR, N-SAR, N-Q, N-PX and proxy statements; (12) coordinating ICI relationship and pay associated fees; (13) coordinating communication with Trustees and consulting with them, as appropriate, on matters concerning the administration and operation of the Funds; (14) acting as a liaison with the Trust’s printer regarding matters related to prospectus printing; (15) providing assistance to GSAM in the preparation and monitoring of expense budgets for each of the Trust’s Funds; (16) monitoring purchases and redemptions in the Trust’s Funds for market timing, late trading and other unusual activities and provide reports to the Trustees on a regular basis; (17) developing and updating the Fund’s website; (18) evaluating service providers and coordinating request-for-proposal reviews when appropriate; and (19) providing additional services as reasonably requested from time to time by the Trustees.

Pursuant to the Co-Administration Agreement, for each Fund, The Commerce Funds will pay an aggregate administrative fee payable on the last day of each month at the annual rate of 0.15 of 1% of each Fund’s average daily net assets, allocated as follows: (1) for each Fund, GSAM is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.03 of 1% of each Fund’s average daily net assets; and (2) for each Fund, Commerce is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.12 of 1% of each Fund’s average daily net assets. For the fiscal years ended October 31, 2008, 2007 and 2006, the fees paid by the Funds for administration services to GSAM were as follows:

	Fiscal year ended October 31, 2008	Fiscal year ended October 31, 2007	Fiscal year ended October 31, 2006
Short-Term Government Fund	$24,579	$33,214	$43,333
Bond Fund	$158,795	$161,869	$168,402
Value Fund	$31,189	$40,135	$34,517
Growth Fund	$51,041	$61,083	$46,274
MidCap Growth Fund	$20,956	$30,616	$25,483
National Tax-Free Intermediate Bond Fund	$43,524	$44,729	$47,909
Missouri Tax-Free Intermediate Bond Fund	$47,596	$46,279	$50,670
Kansas Tax-Free Intermediate Bond Fund	$21,473	$20,421	$20,421

For the fiscal years ended October 31, 2008, 2007 and 2006, the fees paid by the Funds to Commerce for co-administration services were as follows:

	Fiscal year ended October 31, 2008	Fiscal year ended October 31, 2007	Fiscal year ended October 31, 2006
Short-Term Government Fund	$98,319	$132,858	$173,332
Bond Fund	$635,181	$647,476	$673,609
Value Fund	$124,757	$160,537	$138,067
Growth Fund	$204,165	$244,329	$185,094
MidCap Growth Fund	$83,825	$122,467	$101,933
National Tax-Free Intermediate Bond Fund	$174,100	$178,917	$191,634
Missouri Tax-Free Intermediate Bond Fund	$190,386	$185,115	$202,681

	Fiscal year ended October 31, 2008	Fiscal year ended October 31, 2007	Fiscal year ended October 31, 2006
Kansas Tax-Free Intermediate Bond Fund	$85,892	$81,684	$81,685

DISTRIBUTOR

The Commerce Funds’ shares are offered on a continuous basis through Goldman, Sachs & Co. (“Goldman”), which acts as Distributor under the Distribution Agreement with The Commerce Funds. Under the Agreement Goldman is authorized to sell shares on behalf of the Trust and is obligated to use its best efforts to obtain unconditional orders for authorized shares. Goldman is located at 85 Broad Street, New York, New York 10004.

THE SHAREHOLDER ADMINISTRATIVE SERVICES PLAN

The Commerce Funds may enter into Servicing Agreements with Service Organizations, which may include the Adviser and its affiliates, pursuant to the Shareholder Administrative Services Plan (the “Services Plan”). The Servicing Agreements provide that the Service Organizations will render shareholder administrative support services to their customers who are the beneficial owners of shares of the Funds in consideration for a Fund’s payment of up to 0.25% (on an annualized basis) of the average daily net asset value of the shares of the Fund beneficially owned by such customers and held by the Service Organizations. At The Commerce Funds’ option, it may reimburse the Service Organizations’ out-of-pocket expenses as well. Such services may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions in shares; (iii) arranging for bank wires; (iv) responding to customer inquiries concerning their investments in shares; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) if required by law, forwarding shareholder communications; (vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; (ix) establishing and maintaining accounts and records relating to customers that invest in shares; (x) responding to customer inquiries relating to the services performed by the Service Organization; and (xi) other similar services requested by the Commerce Funds. Service Organizations may be requested to provide marketing assistance (e.g., forwarding sales literature and advertising to their customers) in connection with the distribution of Fund shares. For the fiscal years ended October 31, 2008, 2007 and 2006, the fees paid by the Funds for shareholder services were as follows:

	Fiscal year ended October 31, 2008	Fiscal year ended October 31, 2007	Fiscal year ended October 31, 2006
Short-Term Government Fund	$38,827	$93,218	$79,307
Bond Fund	$311,915	$388,389	$398,486
Value Fund	$64,674	$108,740	$89,159
Growth Fund	$130,944	$224,034	$139,688
MidCap Growth Fund	$43,401	$102,862	$66,875
National Tax-Free Intermediate Bond Fund	$78,097	$92,735	$101,147
Missouri Tax-Free Intermediate Bond Fund	$79,696	$96,083	$113,632
Kansas Tax-Free Intermediate Bond Fund	$37,018	$40,719	$38,378

The Amounts included in the table above for the fiscal year ended October 31, 2006 are for both Service Shares and Institutional Shares. Service Shares were converted into Institutional Shares on February 3, 2006, and Institutional Shares were redesignated as shares on February 10, 2009. No Service Shares are currently outstanding and the Services Plan for Service Shares was terminated on the date of conversion.

The Services Plan is subject to annual reapproval by a majority of the Trust’s Board of Trustees, including a majority of the Independent Trustees and is terminable without penalty at any time with respect to any Fund by a vote of a majority of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of the Fund involved. Any agreement entered into pursuant to the Services Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Independent Trustees, by vote of the holders of a majority of the outstanding shares of such Fund, or by the Service Organizations. Each agreement will also terminate automatically in the event of its assignment.

The Trust’s Board of Trustees has concluded that there is a reasonable likelihood that the Services Plan will benefit the Funds and their shareowners.

BROKERAGE TRANSACTIONS AND COMMISSIONS

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of Commerce transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below. Unlike transactions on U.S. stock exchanges, which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Debt securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Advisory Agreements for the Funds provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will use reasonable efforts to seek the best overall terms available on behalf of each Fund. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Adviser, subject to the prior approval of the Board of Trustees, to cause the Funds to pay a broker/dealer furnishing brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that it determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the particular Fund and to The Commerce Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries and analyses of groups of stocks or bonds and their comparative earnings and yields, broad analyses of the stock, bond and government securities markets and the economy, and advice as to the value of securities, as well as the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Board of Trustees reviews the commissions paid by the Funds on a quarterly basis to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. On occasion, a broker-dealer might furnish the Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Funds or the Adviser’s other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser from its own funds.

From time-to-time, Commerce may effect transactions in portfolio securities with executing brokers that may also promote or sell shares of the Funds (“selling brokers”) pursuant to policies adopted by the Funds’ Board of Trustees. These policies prohibit the Funds from compensating a broker or dealer for any promotion or sale of Fund shares by directing to the selling brokers a Fund’s portfolio transactions. The prohibition also applies to indirectly compensating selling brokers through participation in “step out” or any other type of arrangement under which a portion of a Fund’s commission is directed to the selling brokers for the purpose of compensating such brokers for promoting or selling shares of the Fund. This prohibition applies to all transactions whether such transaction involves a commission, mark-up, mark down, other fee or portion of another fee paid or to be paid from a transaction effected through an executing broker.

During the fiscal year ended October 31, 2008, the following brokers effected brokerage transactions on behalf of the Funds and provided research services in connection with such brokerage transactions:

Fund	Amount of Transaction	Amount of Commission Paid	Broker/Dealer
Growth Fund	$10,965,589	$12,102	Baird Robert W. & Co.
	$10,918,047	$10,438	Bear Stearns & Co Inc.
	$2,877,276	$6,720	Cantor Fitzgerald
	$3,063,482	$4,473	Cap Institutional Services
	$4,243,774	$4,862	Citigroup Global Markets Inc.
	$9,346,803	$11,767	Donaldson Lufkin & Jenrette
	$29,593,988	$36,211	Gateway Trading
	$2,795,880	$3,145	Gordon, Haskett & Co.
	$1,432,452	$2,470	ISI Group, Inc.
	$1,900,985	$1,618	J.P Morgan Securities
	$6,956,264	$6,105	Jones Trading Institutional Services, LLC
	$31,560,156	$36,543	Lehman Brothers Inc.
	$11,731,301	$19,735	Merrill, Lynch, Pierce, Fenner
	$23,737,127	$28,135	Sanford C. Bernstein
	$15,014,138	$14,107	Sungard Institutional Brokerage, Inc.
	$13,191,029	$14,881	UBS Securities LLC
	$6,901,800	$7,363	Wachovia Capital Markets
	$1,069,273	$1,045	Weeden & Co.

MidCap Growth Fund	$10,244,139	$11,544	Bear Stearns & Co Inc.
	$5,881,028	$7,480	Cap Institutional Services
	$1,295,633	$1,894	Citigroup Global Markets Inc.
	$811,990	$725	Donaldson Lufkin & Jen-Equities
	$248,884	$505	Execution Services, Inc.
	$22,256,659	$29,644	Gateway Trading
	$1,683,210	$1,735	Gordon, Haskett & Co.
	$576,395	$660	J.P. Morgan Securities
	$2,654,635	$3,840	Jones Trading Institutional Services, LLC
	$8,650,467	$13,147	Lehman Brothers Inc.
	$2,944,329	$4,008	Merrill, Lynch, Pierce, Fenner, SM
	$8,992,790	$10,107	Robert W. Baird
	$21,652,622	$28,553	Sanford C. Bernstein
	$8,036,062	$10,909	Sungard Institutional Brokerage, Inc.
	$9,847,329	$14,752	UBS Securities LLC
	$1,683,982	$4,332	Wachovia Capital Markets

Value Fund	$9,197,566	$14,675	Bear Stearns & Co. Inc.
	$2,051,925	$1,500	Cantor Fitzgerald
	$1,058,800	$1,701	Cap Institutional Services
	$1,315,623	$1,875	Donaldson Lufkin & Jen-Equities
	$5,052,429	$5,320	Gateway Trading
	$1,702.,885	$3,100	Gordon, Haskett & Co.
	$7,464,800	$11,895	J.P. Morgan Securities
	$458,812	$1,050	Jones Trading Institutional Services, LLC

Fund	Amount of Transaction	Amount of Commission Paid	Broker/Dealer
	$2,677,967	$1,900	Lehman Brothers Inc.
	$2,426,103	$5,365	Merrill, Lynch, Pierce, Fenner, SM
	$8,178,437	$9,597	Robert W. Baird
	$69,157,333	$106,794	Sanford C. Bernstein
	$8,209,386	$6,206	Sungard Institutional Brokerage, Inc.
	$8,185,129	$22,073	UBS Securities LLC
	$563,226	$900	Wachovia Capital Markets

A Fund’s portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, Goldman or any affiliated person (as such term is defined in the 1940 Act) thereof acting as principal or broker, except to the extent permitted by the SEC. However, The Commerce Funds’ Board of Trustees has authorized the Adviser to allocate purchase and sale orders for portfolio securities to broker/dealers and other financial institutions including, in the case of agency transactions, institutions which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms, provided such transactions comply with the requirements of Rule 17e-1 under the 1940 Act. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Adviser, Goldman, or any affiliated person thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage when compared to other investment companies that have similar investment objectives but that are not subject to such limitations.

Investment decisions for each Fund are made independently from those made for the other Funds and from those made for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of any Fund and another investment company or account, that transaction will be aggregated (where not inconsistent with the policies set forth in the prospectus) and allocated as to amount in a manner which the Adviser believes to be equitable and consistent with its fiduciary obligations to the Fund involved and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The Commerce Funds are required to identify any securities of their “regular brokers or dealers” acquired by the Funds during the most recent fiscal year. During the fiscal year ended October 31, 2008, the Funds held securities of their regular broker/dealers as follows:

Fund	Broker/Dealer	Aggregate Amount of Securities Held
Value Fund	Bank of America Corp.	$1,317,000
	Citigroup Global Markets, Inc.	$860,000
	State Street Corp.	$325,000

Fund	Broker/Dealer	Aggregate Amount of Securities Held
	Morgan Stanley & Co.	$306,000

Short-Term Government Fund	Bank of America Corp.	$183,000
	Citigroup Global Markets, Inc.	$274,000
	Lehman Brothers, Inc.	$295,000

Bond Fund	Bank of America Corp.	$7,861,000
	Citigroup Global Markets, Inc.	$8,123,000
	Lehman Brothers, Inc.	$1,716,000
	Merrill Lynch & Co.	$4,078,000
	Morgan Stanley & Co.	$5,912,000

During the fiscal year ended October 31, 2008, the Funds entered into repurchase agreement transactions with State Street Bank and Trust Company, which was one of the broker/dealers that engaged as principal in the largest dollar amount of portfolio transactions with the Funds. At October 31, 2008, the value of each Fund’s outstanding repurchase agreement transactions with State Street Bank and Trust Company was as follows:

Short-Term Government Fund	$716,000
Bond Fund	$3,646,000
Value Fund	$286,000
Growth Fund	$500,000
MidCap Growth Fund	$523,000
National Tax-Free Intermediate Bond Fund	$948,000
Missouri Tax-Free Intermediate Bond Fund	$1,975,000

For the fiscal years ended October 31, 2008, 2007 and 2006, the Growth, MidCap Growth and Value Funds paid brokerage commissions as follows:

	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	Total Amount of Transactions on Which Commissions Were Paid	Total Brokerage Commissions Paid to Brokers Who Provided Research
Fiscal year ended October 31, 2008
Growth Fund	$221,720	N/A	$187,299,363	$71,963
MidCap Growth Fund	$143,835	N/A	$107,460,153	$66,723
Value Fund	$193,951	N/A	$127,700,420	$154,864

Fiscal year ended October 31, 2007
Growth Fund	$322,075	N/A	$304,193,561	$183,492

	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	Total Amount of Transactions on Which Commissions Were Paid	Total Brokerage Commissions Paid to Brokers Who Provided Research
MidCap Growth Fund	$175,039	N/A	$132,465,179	$75,783
Value Fund	$197,821	N/A	$156,378,561	$21,821

Fiscal year ended October 31, 2006
Growth Fund	$200,473	N/A	$147,177,357	$50,749
MidCap Growth Fund	$136,469	N/A	$106,495,527	$31,130
Value Fund	$156,601	N/A	$123,953,995	$26,535

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, Massachusetts 02110-2371, serves as the Trust’s independent registered public accounting firm.

COUNSEL

Drinker Biddle & Reath LLP (of which Ms. McCarthy, Secretary of The Commerce Funds is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, are counsel to The Commerce Funds.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, yield and total return of the Funds for various periods may be quoted in advertisements, shareholder reports or other communications to shareowners. The performance of each Fund may also be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

Yield Calculations

A Fund’s yield is calculated by dividing its net investment income per share (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund’s net investment income per share earned during the period may be different than that determined for accounting purposes and is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

Yield	=	2 [(a-b + 1)[6] – 1]
cd

Where:	a	=	dividends and interest earned during the period.
	b	=	expenses accrued for the period (net of reimbursements).
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d	=	maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held in its portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income may be subtracted from the maximum offering price per share (variable “d” in the formula). Undeclared earned income is the net investment income that, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

The Distribution Rate for a specified period is calculated by dividing the total distribution per unit by the maximum offering price or net asset value on the last day of the period and then annualizing such amount.

A tax-exempt Fund’s “tax-equivalent” yield is computed as follows: (a) by dividing the portion of the Fund’s yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund’s yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (c) adding the quotient to that portion, if any, of the Fund’s yield that is not exempt from federal income tax.

Total Return Calculations

Each Fund computes its “average annual total return” by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

P (1 + T) [n]	=	ERV

Where:	P	=	hypothetical initial payment of $1,000.

	T	=	average annual total return.

	n	=	number of years.

	ERV	=	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fraction thereof).

The Funds compute their “aggregate total return” by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

T	=	(ERV - 1
P)

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund’s mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable “P” in the formula). The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The average annual total returns and aggregate total returns do not include fees that may be imposed by institutions upon their customers. If such fees are included, performance of the Funds would have been lower.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for each Fund are included in the prospectus.

“Average annual total return (after taxes on distributions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the net asset value of the Funds’ shares at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

“Average annual total return (after taxes on distributions and redemptions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the net asset value of the Funds’ shares at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Funds may from time to time include discussions or illustrations of the effects of compounding in advertisements, sales literature, communications to shareowners and other materials (“Literature”). “Compounding” refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Funds may also from time to time include in Literature total return figures in order to compare more accurately its performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

In addition, the Funds may also include in Literature discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Literature may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Literature charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Literature may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Literature may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.

MISCELLANEOUS

As of February 5, 2009, the Adviser or its affiliates held of record the percentage ownership of each fund as fiduciary or agent on behalf of its customers as follows:

Fund	Percentage Ownership
Bond Fund	98.16%

National Tax-Free Intermediate Bond Fund	98.54%

Kansas Tax-Free Intermediate Bond Fund	89.82%

Missouri Tax-Free Intermediate Bond Fund	92.61%

Short-Term Government Fund	97.01%

Growth Fund	92.64%

MidCap Growth Fund	92.07%

Value Fund	96.31%

As of February 4, 2009 the name, address and percentage ownership of the entities or persons who held of record or beneficially more than 5% of the outstanding shares of The Commerce Funds were as follows:

Registration Name	Percent Ownership
Bond Fund
Mori & Co.	80%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Hoco & Co.	11%

Mutual Funds
P.O. Box 13366
Kansas City, MO

National Tax-Free Intermediate Bond Fund
Mori & Co	96%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Missouri Tax-Free Intermediate Bond Fund
Mori & Co	90%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Short-Term Government Fund
Mori & Co	66%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Hoco & Co.	16%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Construction Industry Laborers	6%
Welfare Fund
C/O Commerce Bank NA
P.O. Box 13366
Kansas City, MO

FIIOC for Qualified Benefit	6%
Plans 401K
FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987

Growth Fund
Mori & Co	56%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Hoco & Co.	15%
Mutual Funds
P.O. Box 13366
Kansas City, MO

FIIOC for Qualified Benefit	12%
Plans 401K
FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987

MidCap Growth Fund
Mori & Co	70%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Hoco & Co.	11%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Value Fund
Mori & Co	70%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Hoco & Co.	17%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Kansas Tax-Free Intermediate Bond Fund
Mori & Co	87%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Any persons or organizations listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “Control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of shareowners of the Fund.

As used in the Statement of Additional Information and in the Prospectus of the same date, “assets belonging to a particular series of a Fund” means the consideration received by The Commerce Funds upon the issuance or sale of shares in that particular series of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestments of such proceeds, and a portion of any general assets of the Fund not belonging to a particular series of the Fund. Assets belonging to a particular series of the Fund are charged with the direct liabilities in respect of that particular series of the Fund and with a share of the general liabilities of the particular series of the Fund that are normally allocated in proportion to the relative net asset levels of the respective series and Funds. Determinations by the Board of Trustees as to the direct and allocable liabilities, and allocable portion of any general assets, with respect to a particular series or Fund are conclusive.

FINANCIAL STATEMENTS

The Commerce Funds’ Annual Report with respect to the Funds for the fiscal year ended October 31, 2008 has been filed with the SEC. The financial statements in such Annual Report (the “Financial Statements”) are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal year ended October 31, 2008 have been audited by KPMG LLP, The Commerce Funds’ independent registered public accounting firm, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issue or issuer.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)”— Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. The “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments may have been suspended in accordance with the instrument’s terms.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B

As stated in the Prospectus, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, by using futures contracts.

Interest rate future contracts can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100® or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures”; broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Funds may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

Index futures and security futures contracts may also be used by a Fund for non-hedging (speculative) purposes to increase total return.

III. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits“ established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Funds is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange), nor the protective measures provided by the Securities and Exchange Commission’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

V. Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts“ above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI. Other Matters

The Funds intend to comply with the regulations of the CFTC exempting it from registration as a “Commodity Pool Operator.” The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

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